                           LOAN AND SECURITY AGREEMENT

                                 by and between

                          KeyBank National Association

                                   as Lender,

                                       and

                             CheckFree Corporation,

                       CheckFree Software Solutions, Inc.,

                         CheckFree Services Corporation,

                               Security APL, Inc.,

                             Servantis Systems, Inc.

                                       and

                            Servantis Services, Inc.

                          Collectively as Co-Borrowers,

                                      dated

                                      as of

                                  May 13, 1997

                                TABLE OF CONTENTS
                                -----------------

Section             Title                                                                                      Page
-------             -----                                                                                      ----

SECTION 1.  DEFINITIONS...........................................................................................2
1.1 Defined Terms.................................................................................................2
1.2 Other Definitional Provisions................................................................................19

SECTION 2.  AMOUNT AND TERMS OF REVOLVING LOANS..................................................................21
2.1 Revolving Loans Commitment...................................................................................21
2.2 Revolving Loans Note.........................................................................................21
2.4 Procedure for Borrowing......................................................................................22
2.4 Disbursement of Revolving Loans..............................................................................22
2.5 Conditions to Disbursement...................................................................................23
2.6 Termination Date of Revolving Loans Commitment...............................................................23
2.7 Commitment Fee...............................................................................................23
2.8 Interest Rates; Duration of Interest Periods; Computation....................................................23
2.9 Payments.....................................................................................................25
2.10 Use of Proceeds.............................................................................................25
2.11 Account Information.........................................................................................25
2.12 Collection of Accounts......................................................................................26
2.13 Lender's Rights.............................................................................................27
2.14 Funding Losses..............................................................................................27
2.15 Increased Costs, Illegality, Etc............................................................................27

SECTION 3.  CONDITIONS PRECEDENT.................................................................................28
3.1 Conditions to Closing........................................................................................28
3.2 Conditions to Continuation of Commitment.....................................................................30
3.3 Conditions to Revolving Loans................................................................................30

SECTION 4.  COLLATERAL; SECURITY AGREEMENT.......................................................................32
4.1 Security Interest............................................................................................32
4.2 Continuing Rights............................................................................................32
4.3 No Obligation to Marshal Liens...............................................................................32
4.4 Lender May Discharge Liens, Etc..............................................................................33
4.5 Financing Statements.........................................................................................33
4.6 Collateral Duties............................................................................................34
4.7 Attorney-in-Fact.............................................................................................34
4.8 Security Interest Absolute...................................................................................34


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

SECTION 5.  REPRESENTATIONS AND WARRANTIES.......................................................................35
5.1 Financial Statements.........................................................................................35
5.2 Corporate Existence..........................................................................................35
5.3 Corporate Power; Authorization; Enforceable Obligations......................................................36
5.4 No Legal Bar.................................................................................................36
5.5 No Violation of Laws.........................................................................................37
5.6 No Material Litigation.......................................................................................37
5.7 Federal Regulations..........................................................................................37
5.8 Investment Company Act.......................................................................................37
5.9 Holding Company Act..........................................................................................37
5.10 Solvency and Dispositions...................................................................................38
5.11 [Intentionally Deleted].....................................................................................38
5.12 Environmental...............................................................................................38
5.13 ERISA.......................................................................................................38
5.14 Taxes.......................................................................................................38
5.15 Disclosure..................................................................................................39
5.16 Location Information........................................................................................39
5.17 Collateral Information......................................................................................39
5.18 Existing Liens..............................................................................................39
5.19 Perfection and Priority.....................................................................................39
5.20 Schedules...................................................................................................40

SECTION 6.  AFFIRMATIVE COVENANTS................................................................................40
6.1 Financial Statements; Reports; Borrowing Base Certificate....................................................40
6.2 Certificates; Other Information..............................................................................41
6.3 Payment of Obligations.......................................................................................41
6.4 Maintenance of Existence.....................................................................................42
6.5 Maintenance of Property; Insurance...........................................................................42
6.6 Inspection of Property; Books and Records; Discussions.......................................................42
6.7 Notices......................................................................................................43
6.8 Payment of Fees..............................................................................................44
6.9 Compliance...................................................................................................44
6.10 Further Assurances..........................................................................................44
6.11 Payment and Performance.....................................................................................44

SECTION 7.  NEGATIVE COVENANTS...................................................................................45
7.1 Limitation on Indebtedness...................................................................................45
7.2 Limitation on Liens..........................................................................................45
7.3 Limitation on Contingent Obligations.........................................................................45
7.4 Limitation on Fundamental Changes............................................................................45
7.5 Limitation on Acquisitions...................................................................................45

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

7.6 Limitation on Loans..........................................................................................46
7.7 Limitation on Sale and Leasebacks............................................................................46
7.8 Limitation on Distributions..................................................................................46
7.9 Limitation on Redemptions....................................................................................46
7.10 Current Ratio...............................................................................................46
7.11 Tangible Net Worth..........................................................................................47
7.12 Funded Debt to Net Worth Ratio..............................................................................47
7.13 Net Losses..................................................................................................47

SECTION 8.  EVENTS OF DEFAULT AND REMEDIES.......................................................................47
8.1 Events of Default............................................................................................47
8.2 Action Upon Default..........................................................................................50
8.3 Direct Payment to Lender.....................................................................................51
8.4 Discharge Liens, Etc.........................................................................................51
8.5 Exercise of Power of Attorney................................................................................52
8.6 Further Lender Rights........................................................................................52
8.7 Proceeds.....................................................................................................53
8.8 Application to Obligations...................................................................................53
8.9 Cumulative Rights............................................................................................54

SECTION 9.  MISCELLANEOUS........................................................................................54
9.1 Amendments and Waivers.......................................................................................54
9.2 Notices......................................................................................................55
9.3 No Waiver; Cumulative Remedies...............................................................................56
9.4 Survival of Representations and Warranties...................................................................56
9.5 Payment of Expenses and Taxes................................................................................57
9.6 Successors and Assigns.......................................................................................57
9.7 Setoff.......................................................................................................58
9.8 Counterparts; Effective Date.................................................................................58
9.9 Governing Law................................................................................................59
9.10 Entire Agreement and Headings...............................................................................59
9.11 Extensions and Renewals.....................................................................................59
9.12 Right to Defend.............................................................................................59
9.13 No Obligation to Third Parties..............................................................................59
9.14 No Joint Venture............................................................................................60
9.15 Waiver of Right to Trial by Jury............................................................................60
9.16 Consent to Jurisdiction.....................................................................................60
9.17 Warrant of Attorney.........................................................................................61
9.18 Joint and Several Obligations...............................................................................61


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

EXHIBITS
--------

Exhibit A - Form of Revolving Loans Cognovit Promissory Note
Exhibit B - Subjects of Opinion
Exhibit C - Form of Borrowing Base Certificate

SCHEDULES
---------

Schedule 5.12 - Environmental Matters
Schedule 5.15 - Disclosure
Schedule 5.16 - Location Information
Schedule 5.17 - Collateral Information
Schedule 5.18 - Existing Liens
Schedule 5.19 - Requisite Filing Offices



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




                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

            THIS LOAN AND SECURITY AGREEMENT (the "Agreement") is made and entered into as of the 13th day of May, 1997, by and among CheckFree Corporation, a Delaware corporation, CheckFree Software Solutions, Inc., a Georgia corporation, CheckFree Services Corporation, a Delaware corporation, Security APL, Inc., an Illinois corporation, Servantis Systems, Inc., a Georgia corporation, and Servantis Services, Inc., a Georgia corporation, collectively as co-borrowers (collectively, the "Borrowers"), and KeyBank National Association, a national banking association, as lender (the "Lender").

                             BACKGROUND INFORMATION
                             ----------------------

          A. CheckFree Software Solutions, Inc., CheckFree Services Corporation, Security APL, Inc., Servantis Systems, Inc., and Servantis Services, Inc. are all wholly-owned subsidiaries of CheckFree Corporation. For purposes of this Agreement, CheckFree Corporation may be referred to herein as "CheckFree", the remaining co-borrowers may be referred to herein collectively as the "Subsidiaries", and CheckFree and the Subsidiaries may collectively be referred to herein as the "Borrowers".

          B. The Borrowers have requested that the Lender extend credit financing to the Borrowers in the aggregate principal amount of up to Twenty Million Dollars ($20,000,000), in the form of a revolving loan credit facility, for the purpose of providing any one or more of the Borrowers with additional working capital funds.

          C. The Lender has agreed to provide the foregoing credit financing to the Borrowers pursuant generally to the terms of the commitment letter dated as of April 1, 1997, and executed by and between CheckFree and the Lender, and specifically upon all of the terms and conditions hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.  DEFINITIONS
            -----------

          1.1 DEFINED TERMS. In addition to the other terms defined herein, as used in this Agreement:

          ACCOUNT COLLECTION NOTICE has the meaning set forth in Section 2.13 hereof.

          ACCOUNTS means, as to the Borrowers, all (a) accounts, accounts receivable, and all rights of any or all of the Borrowers to payment for goods or products sold or leased or for services rendered, whether or not earned by performance and whether or not evidenced by an instrument, chattel paper, or a general intangible; all amounts owing to any or all of the Borrowers arising out of or under its instruments, documents, contract rights, chattel paper and general intangibles and all other debts, obligations, and amounts of whatever nature and in whatever form owing to such Borrowers; (b) rights to payment of interest or finance charges, costs of collection and enforcement, attorneys' fees and other amounts with respect to any and all of the foregoing; (c) rights of an unpaid seller (including rescission, replevin, reclamation and stoppage of delivery in transit or for service) for unpaid goods; (d) rights in any goods or products represented by any and all of the foregoing, including returned, rejected, rerouted or repossessed goods; (e) sureties' and indemnification obligations, security, letters of credit, guaranties or collateral for any and all of the foregoing, including without limitation rights at law and in equity with respect thereto; and (f) proceeds of any letters of credit supporting payment of any and all of the foregoing on which any of the Borrowers is named as a beneficiary.

          AFFILIATE means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with another Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          ANNUAL FINANCIALS means, as to the Borrowers for any fiscal year: (a) a consolidated balance sheet, income statement and statement of cash flows (together with a statement of shareholders' equity if not contained in the foregoing) of the Borrowers, each together with supporting notes to the extent required by GAAP or accompanying the accountant's certification described below, fairly presenting the consolidated financial condition of the Borrowers, at the close of and the results of operations during such period, which statements shall be audited and certified without qualification by Deloitte and Touche, LLP, or such other independent certified public accountants of nationally recognized standing reasonably acceptable to the Lender; and (b) the Officer's Certificate specified under Section 6.2(b) hereof.

          ASSETS means, as to the Borrowers on a particular date, the aggregate amount of all assets of the Borrowers which would be classified as assets on a consolidated balance sheet of the Borrowers as of such date, prepared in accordance with GAAP.

          BANKRUPTCY CODE has the meaning set forth in Section 5.10 hereof.

          BORROWING means a borrowing hereunder consisting of any Revolving Loan(s) made to any of the Borrowers by the Lender. A Borrowing is a "Prime Borrowing" if such Revolving Loan is made as a Prime Loan, and a "LIBOR Borrowing" if such Revolving Loan is made as a LIBOR Loan. All Borrowings shall be made in Dollars.

          BORROWING BASE means, as of any date of determination, an amount equal to the lesser of (a) 80% of the unpaid face amount of the then Eligible Accounts Receivable, or

(b) Twenty Million Dollars ($20,000,000).

          BORROWING BASE CERTIFICATE means a certificate setting forth the calculation of the Borrowing Base for the immediately preceding month, in the form of EXHIBIT "C" attached hereto, appropriately completed and executed by a Responsible Officer of CheckFree and delivered to the Lender.

          BORROWING DATE means any Business Day specified in a Notice of Borrowing transmitted by CheckFree to the Lender pursuant to Section 2.3 hereof as a date on which the Borrowers request the Lender to make a Revolving Loan(s) hereunder.

          BUSINESS DAY means a day other than a Saturday, Sunday or other day on which the Lender is authorized or required by law to close. Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed.

          CAPITAL EXPENDITURES means, as to the Borrowers for any period, the aggregate amount of all expenditures for fixed assets or improvements, or replacements thereof, which would be classified as capital expenditures in the consolidated financial statements of the Borrowers for such period prepared in accordance with GAAP, and including without limitation the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise, and Capital Lease Obligations.

          CAPITAL LEASE means, at the time any determination thereof is to be made, any lease of property, real or personal, which would be capitalized on a balance sheet of the lessee in accordance with GAAP.

          CAPITAL LEASE OBLIGATION means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capital Lease which would be capitalized on a balance sheet of the lessee in accordance with GAAP.

          CAPITAL STOCK means, with respect to any Person, any and all shares, interests, participations, rights or other equivalents (however designated) in or of such Person's capital stock, including each class of common stock and preferred stock of such Person, and any and all rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

          CHANGE OF CONTROL means, with respect to CheckFree, any transaction which results in more than forty percent (40%) of any of a class of voting securities of CheckFree being owned, directly or indirectly, by any Person, and, with respect to any of the Subsidiaries, any transaction which results in less than one hundred percent (100%) of any of a class of voting securities of any of the Subsidiaries being owned, directly or indirectly, by any Person other than CheckFree.

          CLOSING DATE means the date on which this Agreement, the Note and the other

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

Loan Documents are appropriately executed and delivered to the Lender, and the initial transactions contemplated hereby and thereby are consummated.

          CODE means the Uniform Commercial Code, as enacted in the State of Ohio, Section 1301.01 ET SEQ. of the Revised Code of Ohio, as amended from time to time.

          COLLATERAL means the following property of the Borrowers: (a) all of the Borrowers' Accounts; (b) all of the Borrowers' books, records, and files of whatever type or nature, whether or not written, stored electronically or electromagnetically or in any other form, relating to any of the Accounts, and all proceeds thereof, including whether such books, records, or files constitute Accounts or intangible assets of the Borrowers; (c) all of the products and proceeds of all of the foregoing of every kind and nature (whether such products or proceeds are in the form of insurance proceeds, Accounts, contract rights, intangible assets, instruments, documents, deposit accounts, or cash); and (d) all of the foregoing, whether now owned or existing or hereafter acquired or arising, and in which any of the Borrowers now has or hereafter acquires any rights or interests of any kind.

          COMMITMENT FEE means the fee due from the Borrowers to the Lender throughout the Commitment Period, in an aggregate amount computed at the rate of one-fifth (1/5) of one percent (.20%) per annum on the amount of the Revolving Loans Commitment, which is payable by the Borrowers to the Lender annually in advance, with the first and second payments thereof each in the amount of $40,000 due on the Closing Date, and on the first anniversary date thereof, respectively, and the third payment thereof due on the second anniversary date of the Closing Date in an amount prorated for the period from such date through the last day of the Commitment Period. The Commitment Fee payments made by Borrowers to Lender hereunder shall not be refundable under any circumstances.

          COMMITMENT PERIOD means the period from and including the first Borrowing Date through and including October 30, 1999; or such earlier date as the Revolving Loans Commitment shall terminate as provided herein.

          CONTINGENT OBLIGATION means, as to the Borrowers, any reimbursement obligation of any of such Borrowers in respect of undrawn drafts drawn under letters of credit and any obligation of any of such Borrowers guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations primarily to pay money ("Primary Obligations") of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such Primary Obligations or any property constituting direct or indirect security therefor; (b) to advance or supply funds (i) for the purchase or payment of any such Primary Obligation, or (ii) to maintain working capital or equity capital of the Primary Obligor or otherwise to maintain the net worth or solvency of the Primary Obligor; (c) to purchase property, securities or services primarily for the purpose of assuring the obligee under any such Primary Obligation of the ability of the Primary Obligor to make payment of such Primary Obligation; or
(d) otherwise to insure, indemnify or hold harmless the Obligee under such Primary Obligation against any loss in respect thereof; however, the term "Contingent Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

          CONTRACTUAL OBLIGATION means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

          CURRENT ASSETS means, as to the Borrowers on a particular date, the aggregate amount of all Assets of the Borrowers which would be classified as current assets on a consolidated balance sheet of the Borrowers as of such date prepared in accordance with GAAP.

          CURRENT LIABILITIES means, as to the Borrowers on a particular date, the aggregate amount of all Liabilities of the Borrowers which would be classified as current liabilities on a balance sheet of the Borrowers as of such date prepared in accordance with GAAP.

          DEFAULT means the occurrence of any event or the existence of any condition that with notice, the passage of time, or the satisfaction of any other condition, or any or all of the foregoing, would become an Event of Default.

          DEFAULT RATE means, with respect to any Revolving Loans, the sum of
(a) the rate(s) per annum of interest payable with respect to such Revolving Loans pursuant to this Agreement, as of any date of determination, and (b) three percent (3.0%) per annum.

          DOLLARS AND "$" means dollars in lawful currency of the United States of America.

          ELIGIBLE ACCOUNTS RECEIVABLE means all of the Borrowers' Accounts, except that each of the following Accounts shall not in any event constitute Eligible Accounts Receivable: (i) Accounts which do not consist of ordinary trade accounts receivable owned by any of the Borrowers, payable in cash in Dollars and arising out of the final sale of Inventory or provision of services in the ordinary course of each of the Borrowers' business as presently conducted by it; (ii) Accounts with respect to which the services covered thereby have not been rendered or the goods covered thereby have not been delivered to the account debtor or its designee, or with respect to which any of the Borrowers has failed to issue an original invoice or statement at the agreed-upon purchase price to the account debtor within 30 days after rendering such services or delivering such goods to or for the benefit of the account debtor; (iii) Accounts with respect to which more than 90 days have elapsed since the due date of the original invoice applicable thereto; (iv) Accounts with respect to which the account debtor is an Affiliate, or shareholder, officer or employee, of any of the Borrowers; (v) Accounts with respect to which the account debtor is the United States of America or any department, agency or instrumentality thereof, except for those Accounts as to which any of the Borrowers has assigned its right to payment thereof to the Lender, and the assignment has been acknowledged, pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727); (vi) Accounts with respect to which the account debtor is not a resident of the United States or Canada, unless the account debtor has supplied any of the Borrowers with an irrevocable, clean letter of credit issued or confirmed by a United States financial institution, or credit insurance, all in form and substance satisfactory to the Lender, and, if so requested, which letter of credit has been assigned and delivered to the Lender, in pledge for negotiation and presentment; (vii) Accounts with respect to which the Lender does not have a valid and prior, fully perfected Lien or which are not free of all Liens or other claims of all other Persons (except Permitted Liens); (viii) Accounts with respect to which the account debtor is the subject of a bankruptcy or similar insolvency proceeding (provided that CheckFree may request the Lender in its sole and absolute discretion to approve Accounts that are post-petition obligations of the account debtor) or an agreement among creditors to compose its debt, or which is insolvent, has failed or suspended or gone out of business; (ix) Accounts with respect to which 50% or more of the account debtor's Indebtedness to such Borrower remains unpaid for more than 90 days from the date of the invoices evidencing such Indebtedness, or is otherwise ineligible; (x) Accounts with respect to which the account debtor's obligation to pay the Accounts is conditional upon the account debtor's approval (but subject to non-conforming goods); (xi) Accounts to the extent that the account debtor's Indebtedness to the Borrower (whether evidenced by such accounts or otherwise) exceeds an amount which is greater than 20% of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to account debtors in connection therewith) of the then outstanding Eligible Accounts Receivable; (xii) Accounts which represent a prepayment or progress payment or a partial payment under an installment contract; (xiii) Accounts which are evidenced by a promissory note or other instrument; (xiv) Accounts with terms or conditions which prohibit or restrict assignment or collection rights; (xv) Accounts which constitute claims related to Taxes; (xvi) Accounts
(A) which are subject to setoff, credit, allowance or adjustment by the account debtor (except discounts allowed for prompt payment and other rebates in the ordinary course of any of the Borrowers' businesses as presently conducted or for non-conforming goods), or (B) with respect to which the account debtor is entitled to rebate or unused credits (except discounts allowed for prompt payment and other rebates in the ordinary course of any of the Borrowers' businesses as presently conducted) for the goods or services from which the accounts arose, provided that in either or both of such events (A) or (B) the net amount owed by such account debtor to any of the Borrowers in respect of such account(s), as determined by the Lender in its sole and absolute discretion exercised in Good Faith may, subject to the criteria set forth in this definition, be an Eligible Account Receivable; (xvii) Accounts which arose from the sale of goods or the performance and services to an employee, officer or director of any of the Borrowers; (xiii) Accounts which constitute security deposits or advance billings; (xix) Accounts with respect to which the account debtor is located in New Jersey, unless any of the appropriate Borrower(s) has filed, or is exempt from filing, a Notice of Business Activities Report with the New Jersey Division of Taxation for the then current year; (xx) Accounts with respect to which the account debtor is located in Minnesota, unless any of the appropriate Borrower(s) has filed, or is exempt from filing, a Notice of Business Activities Report with the Commissioner of Revenue of the State of Minnesota for the then current year; (xxi) Accounts with respect to which the account debtor is located in Indiana, unless any of the appropriate Borrower(s) has filed, or is exempt from filing, a Business Activity Report with the Indiana Department of State Revenue for the then current year; (xxii) Accounts with respect to which the account debtor is located in West Virginia, unless any of the appropriate Borrower(s) has filed, or is exempt from filing, a Business Activity Report with the Tax Commissioner of the State of West Virginia for the then current year, provided that the Lender, in its sole and absolute discretion, may from time to time approve as eligible Accounts referred to in clauses (xix) through (xxii) hereof that are otherwise eligible; (xxiii) contra accounts; and (xxiv) Accounts for which the prospect of payment or performance by the account debtor is or will be impaired in the Good Faith determination of the Lender. Notwithstanding anything contained herein to the contrary, "Eligible Accounts Receivable" shall include Accounts which shall not have been billed by any of the Borrowers, specifically including the full amount of the Accounts evidenced by an agreement by any of the Borrowers which represents services which have not yet been fully rendered or payment for which has not yet been fully billed.

          EMPLOYER PLAN has the meaning set forth in Section 3(37) of ERISA.

          ENVIRONMENTAL ACTIVITY means any actual or threatened storage, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling, transportation or disposal by any Person of any Hazardous Substance from, under, into or on any site of the Borrowers' principal or other places of business, or otherwise relating to such properties or any use of such properties which is regulated by or for which standards of conduct or liability are imposed by any Environmental Requirements.

          ENVIRONMENTAL LAW means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 ET SEQ. ("CERCLA"), the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 ET SEQ., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1802 ET SEQ., the Toxic Substances Control Act, 15 U.S.C. Section 2601 ET SEQ., the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 ET SEQ., the Clean Air Act, 42 U.S.C. Section 7401 ET SEQ., Ohio Revised Code Chapters 3704, 3734, 3737, 3745, 3751, 6109 and 6111, and any and all other federal, state, county, municipal, local or other statutes, laws, ordinances or regulations which may relate to or deal with human health or the environment, all as may be from time to time amended.

          ENVIRONMENTAL REQUIREMENTS means all present laws (including Environmental Laws), authorizations, judgments, decrees, concessions, grants, orders, franchises, agreements and other restrictions and requirements (whether or not arising under statutes or regulations) relating to any Hazardous Substances or Environmental Activity.

          ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time, and all regulations thereunder.

          EVENT(S) OF DEFAULT means any of the events or conditions set forth in
Section 8 hereof, provided that all requirements for the giving of notice, the lapse of time, or the satisfaction of any other condition, or all of the foregoing, if applicable, have been satisfied.

          EXISTING INDEBTEDNESS means, as to the Borrowers, the aggregate amount of Indebtedness of the Borrowers outstanding as of the date of any such determination.

          FACILITY FEE means the fee due from the Borrowers to the Lender on or prior to the Closing Date in the amount of Twenty Thousand Dollars ($20,000), which shall not be refundable under any circumstances.

          FUNDED DEBT means, collectively, as to the Borrowers at any time, (a) the aggregate amount of the Revolving Loans then outstanding, and (b) all other outstanding Indebtedness of the Borrowers which is evidenced by a promissory note(s).

          GAAP means generally accepted accounting principles in the United States of America as in effect at the time any determination is made or financial statement is required hereunder as promulgated by the American Institute of Certified Public Accountants, the Accounting Principles Board, the Financial Accounting Standards Board or any other body existing from time to time which is authorized to establish or interpret such principles, applied on a consistent basis throughout any applicable period, subject to any change required by a change in GAAP; provided however, that if any change in generally accepted accounting principles during the term of this Agreement affects the calculation of any financial covenant contained herein, the Lender and the Borrowers hereby agree to amend this Agreement to the effect that each such financial covenant is not more or less restrictive than such covenant would be had the change in GAAP had not occurred.

          GOOD FAITH means honesty in fact in the conduct or transaction concerned, without regard to whether standards which might be deemed reasonable by another Person have been observed, but which does not include intentionally unreasonable conduct.

          GOVERNMENTAL AUTHORITY means any nation or government, any state, county, municipal, local or other political subdivision thereof and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government.

          HAZARDOUS SUBSTANCES means, at any time (a) any "hazardous substance" as defined in Section 101(14) of CERCLA (42 U.S.C. Section 9601(14)) or regulations promulgated thereunder; (b) any "solid waste," "hazardous waste," or "infectious waste," as such terms are defined in any other Environmental Law at such time; (c) petroleum products, asbestos, urea-formaldehyde, polychlorinated biphenyls ("PCBs"), nuclear fuel or material, chemical waste, radioactive material, explosives, known carcinogens, petroleum products and by-products and other dangerous, toxic or hazardous pollutants, contaminants, chemicals, materials or substances listed or identified in, or regulated by, any Environmental Law; and (d) any additional substances or materials which at such time are classified or considered to be hazardous or toxic under any Environmental Law; however, "Hazardous Substances" shall not include ordinary amounts of what would be Hazardous Substances in larger amounts if such substances are used as intended in the ordinary course of business.

          INDEBTEDNESS means, as to the Borrowers, any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instrument or letters of credit (or reimbursement agreements in respect thereof) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capital Leases), except any such balance that constitutes an accrued expense or a trade payable, if and to the extent any of the foregoing indebtedness would appear as a liability upon a consolidated balance sheet of the Borrowers prepared in accordance with GAAP, and shall also include, to the extent not otherwise included, (a) the guarantee of items which would be included within this definition and any joint obligation in respect of items which would be included in this definition, and (b) any indebtedness of a third person of the type that would be included in this definition which is secured by a Lien on the property or assets of any of the Borrowers.

          INTANGIBLE ASSETS means, as to the Borrowers on a particular date, the aggregate amount of all assets that would be classified as intangible assets on a consolidated balance sheet of the Borrowers prepared in accordance with GAAP, but in any event including without limitation capitalized software costs, unamortized debt discount and expenses, unamortized organization and reorganization expenses, customer lists, non-competition agreements, costs in excess of the net asset value of acquired companies, Intellectual Property, franchises, and goodwill in the amount of any write-up in the book value of any assets resulting from any revaluation (other than revaluations arising out of foreign currency evaluations in accordance with GAAP) thereof after the Closing Date.

          INTELLECTUAL PROPERTY means, as to the Borrowers, any and all of the Borrowers' patents and patent applications, trademarks, licenses and brand names, and including without limitation all logos and designs, trade secrets, technical information, engineering procedures, designs, know-how and processes, software, copyrights, and other intellectual property.

          INTEREST PAYMENT DATE means, (a) as to each Prime Loan, the first day of each month, and (b) as to each LIBOR Loan, the last LIBOR Business Day of each Interest Period with respect thereto; provided, however, that notwithstanding anything contained herein to the contrary, the first Interest Payment Date for any Interest Period of 180 days shall be on the 90th day thereof, and the second Interest Payment Date for such Interest Period shall be on the last LIBOR Business Day of such Interest Period.

          INTEREST PERIOD means, with respect to each LIBOR Loan, initially, the period commencing on the Borrowing Date of such LIBOR Loan, and ending on 30, 60, 90 or 180 days thereafter, and, for any subsequent Interest Periods, if any, ending on 30, 60, 90, or 180 days after the expiration of the previous Interest Period, as the Borrowers may elect pursuant to Section 2.8(d) hereof; provided that (i) no Interest Period shall extend beyond the Commitment Period, (ii) any Interest Period which would otherwise end on a day which is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day, unless such day falls in another calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day; and (iii) any Interest Period which begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last LIBOR Business Day of a calendar month.

          LIABILITIES means, as to the Borrowers on a particular date, the aggregate amount of all liabilities of every kind and nature which would be classified as liabilities on a consolidated balance sheet of the Borrowers as of such date, prepared in accordance with GAAP, and including without limitation deferred income taxes and Capital Lease Obligations, if any.

          LIBOR BASE RATE means, with respect to each Interest Period pertaining to a LIBOR Loan, the rate (rounded upward to the nearest whole multiple of 1/16th of one percent) per annum equal to the rate at which the Lender is offered Dollar deposits in the London Interbank Market at approximately 10:00 a.m. (Columbus, Ohio, time) (or as soon thereafter as practicable) two (2) LIBOR Business Days before the first day of such Interest Period, for delivery on the first day of such Interest Period for the number of days comprised therein, and in an amount comparable to the amount of the LIBOR Loan to which such Interest Period applies.

          LIBOR BUSINESS DAY means any Business Day in which commercial banks are open for international business, including dealings in Dollar deposits and foreign exchange transactions, in London, England, and Columbus, Ohio.

          LIBOR LOAN means a Revolving Loan to be made as a LIBOR Loan pursuant to the applicable Notice of Borrowing, as set forth in Section 2.3 hereof.

          LIBOR MARGIN means two percent (2.0%) per annum.

          LIBOR RATE means, with respect to each Interest Period pertaining to a LIBOR Loan, a rate per annum determined for such Interest Period in accordance with the following formula (rounded upward to the nearest whole multiple of 1/100th of one percent):

    (       LIBOR BASE RATE     ) + LIBOR Margin
    1.00 - LIBOR Reserve Requirement

          LIBOR RESERVE REQUIREMENTS means, for any day as applied to a LIBOR Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for LIBOR funding (currently referred to as "LIBOR Liabilities" in Regulation D of such Board) maintained by the Lender.

          LIEN means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, charge, security interest, encumbrance, lien (statutory or other), or any preference, priority or other security agreement or any preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, or any lease deemed under the Uniform Commercial Code, or comparable law of any jurisdiction, to be intended for security), and the authorized filing by or against a Person of any financing statement as debtor under the Uniform Commercial Code, or comparable law of any jurisdiction.

          LOAN ACCOUNT means the non-interest bearing, demand deposit account maintained by CheckFree and/or the Borrowers with the Lender.

          LOAN DOCUMENTS means this Agreement, the Note and all other written agreements, documents, instruments and certificates, including without limitation mortgages, deeds of trust, security agreements, subordination agreements, pledge agreements, powers of attorney, consents, collateral assignments, lock box and blocked account agreements, letter agreements, contracts, notices, leases, financing statements, and Officer's Certificates, and all other writings, all of which must be in form and substance reasonably satisfactory to the Lender, which are heretofore, now or hereafter executed by or on behalf of any or all of the Borrowers and delivered to the Lender, as appropriate, in connection with or as related to this Agreement or any of the other Loan Documents, or the transactions arising herefrom or therefrom, and as now in effect or as at any time hereafter amended, modified, supplemented, restated, or otherwise changed.

          MATURITY DATE means October 31, 1999, or such other earlier date as provided herein.

          NET INCOME/LOSS means, as to the Borrowers for any period, the consolidated net income or loss of the Borrowers, as applicable, determined in accordance with GAAP, excluding, however, any gain or loss attributable to an extraordinary item, which would be reflected in a consolidated statement of income or operations of the Borrowers for such period prepared in accordance with GAAP.

          NET WORTH means as to the Borrowers on a particular date, the sum of
(a) Stockholders' Equity, plus (b) the aggregate amount of all outstanding Funded Debt.

          NOTE has the meaning set forth in Section 2.2 hereof.

          NOTICE OF BORROWING has the meaning set forth in Section 2.3 hereof.

          OBLIGATIONS means, as to the Borrowers as of any date, all of the obligations of payment and performance of the Revolving Loans, and all indebtedness, debts, liabilities, covenants, duties, obligations of, and amounts owing from, any or all of the Borrowers to the Lender of every kind and description arising out of or in connection with the Revolving Loans, and with all of the Loan Documents, howsoever arising, whether now in existence or hereafter incurred or arising, absolute or contingent, joint or several, matured or unmatured, direct or indirect and whether the Borrowers are liable to the Lender for such indebtedness as principal, surety, endorser, customer, guarantor or otherwise, and all interest, fees, overdrafts, charges and expenses, including the Out-of-Pocket Expenses, relating thereto.

          OFFICER'S CERTIFICATE means a written certificate signed by a Responsible Officer of CheckFree which (a) recites, certifies and represents (i) the date of the certificate and that all information given and statements made are as of that date, (ii) the exact title(s) of such officer and the source of such officer's authority to execute and deliver the certificate to the Lender on behalf of, (iii) that the certificate is given in connection with this Agreement and constitutes a Loan Document, (iv) that such officer is familiar with, and has access to, the Borrowers' businesses and financial affairs, (v) that such officer has examined the information given or statements made, or both, in the certificate and certifies that such information and statements are true and correct based upon such officer's examination, and
(vi) that such Responsible Officer has examined this Agreement and, as required, the other Loan Documents, and that no Default or Event of Default has occurred during the period of time covered by such certificate; (b) contains an acknowledgment by such officer that the Lender will rely upon the certificate for purposes of making advances or extensions of credit under this Agreement, acting upon any other request, giving or withholding of any consent, exercising any right or privilege, or forbearing from taking of any action, under the Loan Documents; (c) is, as to matters listed below in subitems (d)(i) and (ii), given by a Responsible Officer of CheckFree on behalf of the Borrowers in accordance with this Agreement for the benefit of Lender; and (d) shall further, in the case of:

          (i) the Annual Financials, (A) state, with respect to the financial statements described in paragraph (a) of the definition of Annual Financials, that such consolidated financial statements accurately reflect the Borrowers' consolidated financial condition and the results of operations; and (B) set forth, with respect to the Borrowers, the calculations required to establish compliance by the Borrowers with the financial covenants set forth in Sections 7.10, 7.11, 7.12 and 7.13 hereof, together with an exhibit attaching the financial statements from which such calculations were made; and

          (ii) the Quarterly Financials, state that such consolidated financial statements are accurate, complete and fairly present the Borrowers' consolidated financial condition and results of operations for such quarter (subject to year-end adjustments and footnoted information required under GAAP).

          OUT-OF-POCKET EXPENSES means all present and future reasonable costs and expenses of the Lender incurred relative to this Agreement, the Note, the other Loan Documents or otherwise, or any of the transactions contemplated thereby, or the enforcement of any or all of its rights and remedies hereunder or otherwise, whether incurred heretofore or hereafter, which reasonable costs and expenses shall include without limitation all costs of record searches, all fees and expenses of the Lender's counsel in completing due diligence and drafting and negotiating this Agreement, the Note, the other Loan Documents and related matters, all costs and expenses incurred by the Lender in preparing and enforcing or attempting to enforce this Agreement, opening bank accounts, depositing checks, receiving and transferring funds, and any charges imposed on the Lender because of "insufficient funds" of deposited checks and such Lender's standard fee relating thereto, and all fees and taxes relative to the filing of any documents or instruments filed by the Lender hereunder.

          PBGC means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

          PERMITTED INDEBTEDNESS means, as to the Borrowers:

                (a) Indebtedness owed to the Lender under the Loan Documents;

                (b) Existing Indebtedness as of the Closing Date;

                (c) Indebtedness giving rise to Permitted Liens;

                (d) Indebtedness incurred (i) for the purchase of real or personal property, or (ii) in the ordinary course of any and all of the Borrowers' businesses in connection with any lease obligations of any of the Borrowers pursuant to any lease agreements executed by such Borrower as lessee of any real or personal property that does not exceed the aggregate amount of $8,000,000 in any fiscal year if on a basis of other than without recourse;

                (e) Indebtedness as between or among the Borrowers; and

                (f) Indebtedness which serves to refund or refinance Existing Indebtedness to the extent in each case permitted by the terms of the documents and instruments evidencing such Indebtedness (each of such Indebtedness being so incurred, "Refinancing Indebtedness"); provided, that such Refinancing Indebtedness (i) is subordinated to the Obligations to at least the same extent as such Indebtedness being refunded or refinanced, (ii) bears an interest rate per annum which does not exceed the interest rate per annum then payable under such Indebtedness being refunded or refinanced (calculated in accordance with any formula set forth in the documents evidencing any such Indebtedness), (iii) has an aggregate principal amount outstanding which does not exceed the then outstanding aggregate amount of such Indebtedness being refunded or refinanced plus customary transaction costs incurred in connection with such refinancing, and (iv) has, at the time of such refunding or refinancing, a Weighted Average Life to Maturity greater than the Weighted Average Life to Maturity of such Indebtedness being refunded or refinanced.

          PERMITTED LIENS means as to the property, personal and real, tangible and intangible, of any Person:

                (a) Liens existing on the date hereof, as more fully described on SCHEDULE 5.19 attached hereto;

                (b) Liens for Taxes or assessments and similar charges either
(i) not delinquent, or (ii) contested in Good Faith by appropriate proceedings which have the effect of staying any action to foreclose or to obtain a judgment to enforce such Liens and as to which such Person shall have set aside on its books adequate reserves;

                (c) Liens incurred or pledges and deposits in connection with workers' compensation, unemployment insurance and other social security benefits, or securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, progress payments, surety and appeal bonds and other obligations of a similar nature, incurred in the ordinary course of business;

                (d) Liens imposed by law, such as mechanics', carriers', warehousemen's, materialmen's, supplier's and vendors' Liens, incurred in Good Faith in the ordinary course of business and which are being paid in the ordinary course or contested in Good Faith by appropriate proceedings which have the effect of staying any action to foreclose or to obtain a judgment to enforce such Liens;

               (e) zoning restrictions, easements, covenants, reservations and restrictions on the use of real property or minor irregularities of title incident thereto which do not in the aggregate materially impair the use of such property in the operation of the business(es) of such Person;

               (f) Liens, other than as described in clause (k) of this definition of Permitted Liens, existing on assets or properties at the time of the acquisition thereof by a Person which do not materially interfere with the use of the property subject thereto or extend to or cover any assets or property of such Person other than the assets or property being acquired;

               (g) Liens in favor of the Lender;

               (h) Liens of landlords or mortgagees of landlords, arising solely by operation of law, on fixtures and movable property located on premises leased in the ordinary course of business, provided that the rental payments secured thereby are not yet due;

               (i) Liens of judgment creditors to the extent (i) any judgment secured by such Lien does not give rise to a Default, and (ii) not material alone or in the aggregate;

               (j) Liens to secure Indebtedness permitted by subparagraph (d) of the definition of Permitted Indebtedness, provided that, if not in favor of the Lender, such Liens do not extend to any assets other than the assets being acquired with the proceeds of such Indebtedness or being leased; and

               (k) Liens granted as a result of any Refinancing Indebtedness (as defined in subparagraph (f) of the definition of Permitted Indebtedness), provided that in the case of any such Refinancing Indebtedness the aggregate scope of all Liens, if any, on the property, real and personal, tangible and intangible, of the Borrowers securing the Indebtedness being refunded or refinanced are not increased thereby (E.G., additional types or items of collateral have been added).

          PERSON means an individual, a partnership, a limited liability partnership, a corporation, a business trust, a limited liability company, a joint stock company, a trust, an unincorporated association, a joint venture, a governmental authority, or any other entity of whatever nature.

          PLAN means any pension plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is an "Employer" as defined in Section 3(5) of ERISA or an "affiliate" of an Employer as defined in Section 407(d)(7) of ERISA.

          PRIME LOAN means a Revolving Loan to be made as a Prime Loan pursuant to the applicable Notice of Borrowing, as set forth in Section 2.3 hereof.

          PRIME RATE means the rate of interest per annum announced by the Lender from time to time as its prime rate, with any change thereto being effective as of the opening of business on the day of the change (or the beginning of the day if not a Business Day). The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by the Lender to any customer; the Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

          QUARTERLY FINANCIALS means, as to the Borrowers for any fiscal quarter: each of (a) a consolidated balance sheet of the Borrowers as of the last day of such quarter, and (b) a consolidated income statement of the Borrowers for such quarter, in each case (i) unaudited and prepared in accordance with GAAP, subject to year end adjustments and the omission of footnotes, and (ii) certified in an Officer's Certificate.

          REMITTANCES has the meaning set forth in Section 2.12 hereof.

          REPORTABLE EVENT means any of the events set forth in Section 4043(b) of ERISA.

          REQUIREMENT OF LAW means as to any Person, the certificate or articles of incorporation, bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator, court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          RESPONSIBLE OFFICER means, as to any of the Borrowers, the chairman, president or a vice-president of each of the Borrowers, and, with respect to financial matters, including any Borrowing Base Certificates, the treasurer or chief financial officer of CheckFree.

          REVOLVING LOAN(S) means the total of all advances and extensions of credit made, from time to time from and after the acceptance of this Agreement by the Lender, as Prime Loans or LIBOR Loans, to or for the benefit of the Borrowers pursuant to Section 2.2 hereof.

          REVOLVING LOANS COMMITMENT has the meaning set forth in Section 2.1 hereof.

          SPECIAL ACCOUNT means the deposit account maintained by CheckFree with the Lender designated as the "CheckFree Sweep Trust Account No. 651031189".

          STOCKHOLDERS' EQUITY means, as to the Borrowers on a particular date, the aggregate amount which would be classified as "stockholder's equity", "shareholders' equity" or as a similarly-captioned item on a consolidated balance sheet of the Borrowers as of such date prepared in accordance with GAAP.

          SUBJECTS OF OPINION has the meaning set forth in Section 3.1(b) hereof.

          SUBSIDIARIES means, as to CheckFree, the Subsidiaries as defined in recital paragraph A hereof, and as to any other Person, a corporation or any other entity of which shares of Capital Stock (or other evidence of ownership interests) having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such entity are at the time owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

          TANGIBLE NET WORTH means, as to the Borrowers for any period, the excess, if any, of Assets over Liabilities, as the same would be reflected in the consolidated financial statements of the Borrowers for such period prepared in accordance with GAAP, less the book value of all Intangible Assets.

          TAXES means, as to any Person, any present or future income, stamp or other taxes, levies, imposts, duties, charters, fees, deductions or withholdings, of every kind and nature, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, including without limitation net income and franchise taxes.

          WEIGHTED AVERAGE LIFE TO MATURITY means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding principal amount of such Indebtedness into (b) the sum of all products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest 1/12th) which will elapse between such date and the making of such payment.

          1.2   OTHER DEFINITIONAL PROVISIONS. Unless otherwise specified,

                (a) Each reference hereunder to the "Borrowers" shall mean each of the Borrowers individually and all of the Borrowers collectively, and, with respect to any representation, warranty or covenant hereunder, shall apply unless otherwise specified to each of the Borrowers individually and all of the Borrowers collectively;

                (b) all capitalized terms defined in this Agreement, whether or not in this Section 1, have the defined meanings provided herein when used herein, or when used in the Note or in any other Loan Documents, or in any other certificate, instrument or other document made or delivered pursuant hereto or thereto, unless otherwise defined therein;

                (c) as used herein, in the Note or in any other Loan Documents, or in any other certificate, instrument or document made or delivered pursuant hereto or thereto, accounting terms which are not, or are only partly, defined in Section 1, if any, to the extent not fully defined, have the respective meanings given to them under GAAP;

                (d) references to the Uniform Commercial Code, or UCC, mean as enacted in the particular jurisdiction(s) encompassed by such reference;

                (e) the definition of any document or instrument includes all schedules, attachments and exhibits thereto and all renewals, extensions, supplements, restatements and amendments thereof;

                (f) "Hereunder," "herein," "hereto," "this Agreement" and words of similar import refer to this entire document; "including" is used by way of illustration and not by way of limitation, unless the context clearly indicates the contrary; the singular includes the plural and conversely, and any action required to be taken by the Lender or any of the Borrowers is to be taken promptly, unless the context clearly indicates the contrary;

                (g) "Material," "materially," and "materially adverse," in reference to facts, things, intangibles, opinions or conclusions, denote those facts, things, intangibles, opinions or conclusions the presence or absence of which directly or indirectly has, would or will have a material or a material adverse, as the case may be, effect on the business or financial condition of any or all of the Borrowers, or on the ability of any or all of the Borrowers to pay and perform any of its Obligations hereunder or under any of the other Loan Documents; and

                (h) all of the terms contained herein, in the Note, and in any other Loan Documents which are defined under the Code shall, unless the context or definition indicates otherwise, have the meanings provided in the Code.

SECTION 2.  AMOUNT AND TERMS OF REVOLVING LOANS
            -----------------------------------

          2.1 REVOLVING LOANS COMMITMENT. Subject to the terms and conditions of this Agreement, the Lender agrees to make Revolving Loans to the Borrowers from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding (the "Revolving Loans Commitment") not to exceed the lesser of (a) the amount of (i) the Borrowing Base, determined as of the most recent month end, minus (ii) the aggregate principal amount, and interest due and payable thereon, of all other Revolving Loans, or (b) Twenty Million Dollars ($20,000,000). During the Commitment Period and as long as no Default or Event of Default then exists, the Borrowers may use the Revolving Loans Commitment by borrowing, prepaying, in whole or in part, and reborrowing Revolving Loans, all in accordance with the terms and conditions hereinafter set forth.

          2.2 REVOLVING LOANS NOTE. The Revolving Loans made by the Lender to the Borrowers pursuant to Section 2.1 hereof shall be evidenced by a revolving loans cognovit promissory note in the form of EXHIBIT "A" attached hereto, jointly and severally made by the Borrowers payable to the order of the Lender in the original principal amount of up to Twenty Million Dollars ($20,000,000) (the "Note"). The Note shall evidence the joint and several obligations of the Borrowers to pay the Lender, or any subsequent holder(s) of the Note, the aggregate unpaid principal amounts of the Revolving Loans made by the Lender and evidenced thereby, together with interest thereon as prescribed herein. The Lender is hereby authorized, and may at its option, but shall have no obligation, to record the date and amount of each Revolving Loan made by the Lender hereunder, and the date and the amount of each payment or prepayment of principal of the Revolving Loans, on the schedules annexed to and constituting a part of each of such Note, or on a continuation thereof which shall be attached thereto and made a part thereof, or on its separate written or electronic records maintained in the ordinary course of its business, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; however, the failure of the Lender to make such recordations accurately shall not affect the joint and several obligations of the Borrowers to repay outstanding principal, interest or any other amounts due hereunder or under such Note in accordance with the terms hereof and thereof, which liability shall at all times be limited to the actual amount of the outstanding Obligations of the Borrowers evidenced by the terms of such Note. The Note shall (a) be dated as of the date hereof, (b) be stated to mature, with respect to the aggregate principal amount of all of the Revolving Loans evidenced by the Revolving Note, on the Maturity Date, (c) bear interest for the period from the date hereof on the unpaid principal amounts of each of the Revolving Loans from time to time outstanding, at the applicable interest rates per annum determined as provided herein. Interest on the unpaid principal balances of each of the Revolving Loans evidenced by the Revolving Note shall accrue and be payable as specified in Section 2.8 hereof.

          2.3 PROCEDURE FOR BORROWING. The Borrowers may request quotations for LIBOR Rates for specific Interest Periods from the Lender, which the Lender may provide orally or in writing, together with the time period during which such quoted rates shall remain available. The Borrowers may borrow under the Revolving Loans Commitment during the

Commitment Period on any Business Day or LIBOR Business Day, as applicable, provided that CheckFree gives the Lender written notice (each, a "Notice of Borrowing") which must be received by the Lender prior to 10:00 a.m., Columbus, Ohio, time for a Prime Loan and 3:00 p.m., Columbus, Ohio, time for a LIBOR Loan, (a) on the Business Day which is the requested Borrowing Date for each Prime Loan, or any renewal thereof, and (b) at least two (2) LIBOR Business Days prior to the requested Borrowing Date for each LIBOR Loan, or the renewal of any subsequent Interest Period thereof, in each case, respectively, specifying (i) whether the Revolving Loan(s) comprising such Borrowing are to be LIBOR Loan(s) or Prime Loan(s), (ii) the requested Borrowing Date of such Borrowing, which shall be a Business Day in the case of each Prime Loan and a LIBOR Business Day in the case of each LIBOR Loan, (iii) the aggregate amount of such requested Borrowing, and (iv) in the case of each new or renewed LIBOR Loan, the duration of the initial or subsequent Interest Period applicable thereto, which duration shall be in accordance with the provisions of Section 2.8(d) hereof. If such Borrowing is a new or renewed LIBOR Loan having an applicable LIBOR Rate which was quoted to the Borrowers by the Lender, such Notice of Borrowing shall include a request by the Borrowers that such quoted rate shall be the effective rate with respect to such Borrowing, and the Lender agrees that such quoted rate shall be the effective rate provided that the Notice of Borrowing with respect thereto is received within the time period during which such quoted rate was available to the Borrowers hereunder. Each Notice of Borrowing shall be delivered to the Lender together with a Borrowing Base Certificate, appropriately completed and executed by CheckFree as of the date thereof.

          2.4 DISBURSEMENT OF REVOLVING LOANS. Each Borrowing pursuant to the Revolving Loans Commitment shall be in an aggregate principal amount equal to $50,000 or any whole multiple of $10,000 in excess of $50,000; provided, however, that if the then-existing availability under the Revolving Loan Commitment is less than the amount of $50,000, any Borrowing with respect thereto may be in the amount equal to such then-existing availability. Subject to the limitations set forth, the Lender shall initiate funding of each such requested Borrowing by depositing the amount of each such requested Borrowing into the Loan Account on the Borrowing Date. Such funds shall then be available for withdrawal from the Loan Account by CheckFree or any other authorized Borrower on the requested Borrowing Date, subject to the satisfaction of the terms and conditions hereof.

          2.5 CONDITIONS TO DISBURSEMENT. Notwithstanding anything contained herein to the contrary, the Lender shall have no obligation to fund any requested Revolving Loan if (a) the aggregate principal amount outstanding under all of the Revolving Loans following such Borrowing would exceed the Borrowing Base or the Revolving Loans Commitment, (b) any of the applicable conditions precedent set forth in Section 3 hereof have not, in the reasonable judgment of the Lender, been fully completed and satisfied, or (c) any Default or Event of Default has occurred and is continuing.

          2.6 TERMINATION DATE OF REVOLVING LOANS COMMITMENT. Unless earlier terminated pursuant to the terms of this Agreement, the Revolving Loans Commitment shall terminate, without notice to any of the Borrowers, at close of business on the final day of the

Commitment Period. Unless previously paid, all of the Obligations of the Borrowers arising in connection with the Revolving Loans shall be due and payable in full on or before the Maturity Date.

          2.7 COMMITMENT FEE. The Borrowers jointly and severally agree to pay the Commitment Fee to the Lender pursuant to the terms of this Agreement throughout the Commitment Period.

          2.8 INTEREST RATES; DURATION OF INTEREST PERIODS; COMPUTATION.

                (a) The unpaid principal balances of each Revolving Loan which is a Prime Loan shall bear interest from the date thereof at a fluctuating rate per annum equal to the Prime Rate in effect from time to time.

                (b) The unpaid principal balance of each Revolving Loan which is a LIBOR Loan shall bear interest for the period from the date thereof until the stated maturity thereof at a rate per annum equal to the LIBOR Rate determined by the Lender for each Interest Period therefor. Interest on each LIBOR Loan shall be due and payable on each such Interest Payment Date for such LIBOR Loan.

                (c) After maturity of all or any part of any Revolving Loans and any other amounts due from time to time under the Loan Documents, whether at the stated maturity, by acceleration or otherwise, all such past due amounts, whether under the Revolving Loans or otherwise, shall bear interest at the Default Rate.

                (d) The duration of the initial Interest Period for each LIBOR Loan shall be specified in the applicable Notice of Borrowing and shall be either 30, 60, 90 or 180 days. In the event that the Borrowers elect to renew any Interest Period for a LIBOR Loan, the Borrowers shall have the option to select a duration, for each subsequent Interest Period applicable to such LIBOR Loan of either 30, 60, 90 or 180 days by delivery by CheckFree of written notice of such election to the Lender in a Notice of Borrowing within the applicable time limits set forth in Section 2.3 hereof. If the Lender does not receive notice of which duration has been selected by the Borrowers for any Interest Period within the time limits specified in Section 2.3 hereof, the Borrowers shall be deemed to have elected to prepay such LIBOR Loan on the last day of the current Interest Period with respect thereto, and to have immediately reborrowed the principal amount of such LIBOR Loan on such date as a Prime Loan.

                (e) All indebtedness and fees on each Revolving Loan, and interest in respect thereof, shall be calculated on the basis of a 360 day year for the actual number of days elapsed. The Lender shall, as soon as practicable, upon the request of the Borrowers, notify the Borrowers (by means of a single notice to CheckFree) of each determination of a LIBOR Rate. Any change in the interest rate on any Revolving Loan resulting from a change in the Prime Rate or the LIBOR Reserve

Requirements shall become effective as of the opening of business on the day on which such change in the Prime Rate is announced, or such change in the LIBOR Reserve Requirements shall become effective, as the case may be, without notice to any of the Borrowers or any other Person; however, the Lender shall, as soon as practicable, notify the Borrowers (by means of a single notice to CheckFree) of the effective date and the amount of each such change, but the failure of the Lender to give such notice shall have no effect on the application of such change as set forth herein.

                (f) Each determination of an interest rate by the Lender pursuant to any provision of this Agreement shall be conclusive and binding upon the Borrower in the absence of manifest error.

          2.9   PAYMENTS.

                (a) If not renewed in accordance with the terms hereof, if applicable, the Borrowers shall repay in full the aggregate principal amount of all LIBOR Loans outstanding on the last day of each Interest Period applicable thereto, together with all accrued but unpaid interest to the date of such repayment; provided, however, that notwithstanding the foregoing, the Borrowers shall repay the principal amounts of all LIBOR Loans outstanding as of the Maturity Date in full on the Maturity Date.

                (b) The Borrowers may not prepay any LIBOR Loans; provided, however, that any prepayment of any LIBOR Loans by the Borrowers hereunder shall be specifically subject to the provisions of Section 2.14 hereof.

                (c) Payment of all principal of, and accrued but unpaid interest on, the Revolving Loans shall be made not later than 2:00 p.m. (Columbus, Ohio, time) on the date when due, in federal or other funds immediately available in Columbus, Ohio, to the Lender at its address as set forth herein. Whenever any payment of principal of, or interest on, any Prime Loan or of any portion of the Commitment Fee shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. Payment of principal of, or accrued but unpaid interest on, the LIBOR Loans shall be due on the last day of the Interest Period applicable thereto which shall be a LIBOR Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time period.

                (d) All payments of principal and interest with respect to the Revolving Loans shall be made in Dollars without setoff or counterclaim, and shall be free and clear of, and without deduction or withholding for or on account of, any present or future Taxes, levies, imports, duties, fees, assessments or other charges of any nature, imposed by any Governmental Authority.

          2.10 USE OF PROCEEDS. The proceeds of the Revolving Loans shall be used by any of the Borrowers for working capital purposes and for other lawful purposes of the businesses of any of the Borrowers.

          2.11 ACCOUNT INFORMATION. If any amount payable under or in connection with any Account shall be or become evidenced by any document, instrument, or chattel paper, any or all of the Borrowers shall, upon the request of Lender, deliver such document, instrument, or chattel paper to the Lender promptly, duly endorsed or assigned in a manner reasonably satisfactory to the Lender. Upon the Lender's request after the occurrence of an Event of Default hereunder, and for so long as such Event of Default is continuing, the Borrowers shall, upon the creation of any and all of their respective Accounts, execute and deliver to the Lender, in such form and manner as the Lender may reasonably require, solely for the Lender's convenience in maintaining records of the Collateral, such confirmatory schedules of Accounts, and other appropriate reports designating, identifying and describing the Accounts as the Lender may reasonably require. In addition, upon the Lender's request after the occurrence of an Event of Default hereunder, and for so long as such Event of Default is continuing, the Borrowers shall deliver to the Lender copies of agreements with, or purchase orders from, the relevant account debtors and customers of the Borrowers, and copies of invoices to customers, proofs of shipment or delivery, and such other documentation and information relating to the Accounts and other Collateral as the Lender may reasonably require. Failure to provide the Lender with any of the foregoing shall in no way affect, diminish, modify or otherwise limit the security interest and Lien granted herein to the Lender.

          2.12 COLLECTION OF ACCOUNTS. Until the Lender has delivered an Account Collection Notice (as hereinafter defined) to the Borrowers (by means of a single notice to CheckFree), each of the Borrowers shall itself enforce and collect all amounts owing on the Accounts, for the Lender's benefit and on the Lender's behalf, but at the Borrowers' sole cost and expense. In connection with any Account Collection Notice, upon the request of the Lender, each of the Borrowers shall notify each of its account debtors and customers to make payment on its respective Account into a lock box account(s) at the Lender or at such other financial institution approved by the Lender. In the event, however, that any of the Borrowers should receive at its offices any checks, drafts, money orders, or other items, cash or other media of payment ("Remittances") after the delivery by the Lender to CheckFree of an Account Collection Notice, such property shall be held by each of such Borrowers in trust for the Lender, separate from such Borrower's own property and funds in the original form received, and immediately (and, in any event, within two Business Days) deposited by such Borrower in lock box account(s) at the Lender, duly endorsed or assigned by such Borrower if required for the collection thereof. Upon (a) the occurrence of an Event of Default that is continuing, and (b) the delivery by the Lender to the Borrowers (by means of a single notice to CheckFree) of written notice thereof, the Lender may deliver a notice to the Borrowers (by means of a single notice to CheckFree) (an "Account Collection Notice") to require the collection of the Accounts to be subject, in addition to the other provisions hereof, to the Lender's current collateral monitoring and reporting procedures.

          2.13 LENDER'S RIGHTS. Subject to the terms and conditions hereinafter set forth, including in Section 9.7 hereof, the Lender shall have the right of banker's lien, setoff and counterclaim against all Obligations of the Borrowers to the Lender hereunder and under the Note made for the benefit of the Lender, whether matured or unmatured, all amounts owing to the Borrowers by the Lender, whether or not then due and payable, and all other funds or prop-erty of the Borrowers on deposit with or otherwise held in the custody of the Lender for the beneficial account of the Borrowers. Notwithstanding anything contained herein to the contrary, the Lender shall have no right of set-off, at common law, contractual, or otherwise, with respect to the Special Account at any time.

          2.14 FUNDING LOSSES. If the Borrowers for any reason make any payment of principal with respect to any LIBOR Loan, on any day other than the last day of an Interest Period applicable thereto, or the end of an applicable Interest Period fixed pursuant to Section 2.8(d) hereof, or if the Borrowers fail to borrow or repay any LIBOR Loan after a Notice of Borrowing has been given to the Lender in accordance with Section 2.2 hereof, the Borrowers hereby jointly and severally agree to reimburse the Lender within five (5) Business Days of demand for any resulting loss or expense incurred by the Lender in connection therewith, including any loss incurred in obtaining, liquidating or employing deposits from third parties, including loss of margin for the period after any such payment, provided that such Lender shall have delivered to the Borrowers (by means of a single notice to CheckFree) a certificate as to the amount and computation of such loss or expense and the nature and description of such loss and expense, which certificate shall be final, conclusive and binding, absent manifest error.

          2.15 INCREASED COSTS, ILLEGALITY, ETC. In the event that the Lender shall have determined (which determination shall be final, conclusive and binding, absent manifest error, upon the Borrowers) (a) on any date for determining the interest rate on any LIBOR Loan for any Interest Period, that by reason of any changes arising after the date of this Agreement affecting the relevant market, adequate means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR Rate, or (b) at any time that the Borrowers have received notice that any of the Revolving Loans are affected by any of the circumstances described in subsection (a) of this Section 2.15 hereof, the Borrowers may:

                (i) if the affected LIBOR Loan is yet to be made pursuant to a Notice of Borrowing, either (1) withdraw the related Notice of Borrowing by giving the Lender, by telephone, confirmed in writing, notice thereof on the same date that the Borrowers were so notified by the Lender pursuant to subsection (a) of this Section 2.15, without payment of any amounts specified in
Section 2.14 hereof, or (2) borrow such Borrowing as a Prime Loan; and

                (ii) until the Lender notifies the Borrowers that the circumstances described in subsection (a) of this Section 2.15 no longer exists, the obligations of the Lender to make such LIBOR Loan, or any other LIBOR Loans, shall be suspended; however, subject to the other terms and conditions of this Agreement, the Lender's obligations to make Prime Loans shall not be suspended.

SECTION 3.  CONDITIONS PRECEDENT
            --------------------

          3.1 CONDITIONS TO CLOSING. The obligation of the Lender to make any Revolving Loans to the Borrowers hereunder is subject to the full satisfaction, in the Good Faith opinion of the Lender, of the following conditions precedent on the Closing Date:

                (a) NOTE. The Lender shall have received the Note, with such Note conforming to the requirements hereof and duly, jointly and severally executed and delivered by a Responsible Officer of each of the Borrowers.

                (b) LEGAL OPINION OF COUNSEL. The Lender shall have received an executed legal opinion of Porter, Wright, Morris & Arthur, counsel for CheckFree, favorably addressing the subjects enumerated in EXHIBIT "B" attached hereto (the "Subjects of Opinion"), addressed specifically to the Lender and otherwise in form and substance satisfactory to the Lender and covering such other matters incident to the transactions contemplated hereby as the Lender or its counsel may reasonably require.

                (c) PROCEEDINGS OF CHECKFREE. The Lender shall have received a copy of the resolutions, in form and substance satisfactory to the Lender, of the board of directors of CheckFree authorizing (i) the execution, delivery and performance of this Agreement, the Note and the other Loan Documents, (ii) the consummation of the transactions contemplated hereby and thereby, (iii) the borrowings herein and therein provided for, and (iv) the execution, delivery and performance of any other documents provided for in this Agreement, all certified by the secretary or assistant secretary of CheckFree. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate.

                (d) INCUMBENCY CERTIFICATE. The Lender shall have received a certificate of the secretary or assistant secretary of CheckFree as to the incumbency and signature of the officer(s) of CheckFree executing this Agreement, the Note and any other Loan Documents, and any certificate or other documents to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such secretary.

                (e) NO PROCEEDING OR LITIGATION; NO INJUNCTIVE RELIEF. No action, suit or proceeding before any arbitrator or any Governmental Authority shall have been commenced, no investigation by any Governmental Authority shall have been commenced and no action, suit, proceeding or investigation by any Governmental Authority shall have been threatened, against the Borrowers or against any of the officers or directors of any of the Borrowers, seeking to restrain, prevent or change the transactions contemplated by this Agreement, the Note or any of the other Loan Documents, in whole or in part, or questioning the validity or legality of the transactions contemplated by this Agreement or any other Loan Document, or seeking damages in connection herewith or therewith.

                (f) CONSENTS, LICENSES, APPROVALS, ETC. The Lender shall have received true copies (certified to be such by a Responsible Officer of the Borrowers or any other appropriate party) of all necessary consents, licenses and approvals required in accordance with applicable law as requisite to the execution, delivery, performance, validity and enforceability of this Agreement, the Note and any other Loan Documents, if the failure to obtain such consents, licenses or approvals, individually or in the aggregate, would have a material adverse effect on any of the Borrowers, or would adversely affect the validity or enforceability of any of the foregoing documents, and all such approvals obtained shall be in full force and effect and be reasonably satisfactory in form and substance to the Lender.

                (g) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing after giving effect to the making of any Revolving Loans hereunder.

                (h) FACILITY FEE AND COMMITMENT FEE. The Borrowers shall have paid the Facility Fee in full, and that portion of the Commitment Fee due on the Closing Date, to the Lender.

                (i) DUE DILIGENCE. The Lender shall have completed all due diligence which it deems in its Good Faith opinion to be necessary and appropriate, and in the manner reasonably satisfactory to it, with respect to this Agreement, the Note and the other Loan Documents, and the transactions contemplated hereby and thereby.

                (j) TERMINATION OF EXISTING LIENS. The Borrowers shall have provided to the Lender executed UCC-3 termination statements for the financing statements of record with respect to the Collateral (except for Permitted Liens with respect thereto), or payoff letters acceptable to the Lender from any holders of existing security interests in any of the Collateral which are to be released or terminated upon receipt of payment of the Indebtedness secured thereby.

                (k) ADDITIONAL MATTERS. All corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by this Agreement, the Note and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lender and its counsel.

          3.2 CONDITIONS TO CONTINUATION OF COMMITMENT. The obligation of the Lender to keep the Commitment in effect until the expiration of the Commitment Period is subject to the full satisfaction, in the Good Faith opinion of the Lender, of all of the following conditions precedent:

                (a) NO EVENT OF DEFAULT. No Event of Default shall have occurred and be continuing.

                (b) NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the financial condition or business operations of any of the

Borrowers, or the occurrence any event which has an adverse, material effect on any of the Borrowers.

                (c) ADDITIONAL MATTERS. All resolutions, certificates and other documents described in Section 3.1 hereof, together with all corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by this Agreement, the Note and the other Loan Documents, shall all have been provided, and shall be in form and substance reasonably satisfactory, to the Lender.

          3.3 CONDITIONS TO REVOLVING LOANS. The obligations of the Lender to make any Revolving Loans hereunder on any date is subject to the full satisfaction, in the Good Faith opinion of the Lender, of the following conditions precedent as of the Borrowing Date for such Revolving Loan:

                (a) SUBSIDIARY MATTERS. The Lender shall have received the items described in Sections 3.1(b), (c) and (d) with respect to Servantis Services, Inc. and CheckFree Software Solutions, Inc., as well as any other Subsidiaries identified by the Lender, all in form and substance reasonably acceptable to the Lender; provided, however, that the legal opinions described in Section 3.1(b) may be rendered by any counsel for such Subsidiaries which are reasonably acceptable to the Lender. Additionally, the Lender shall have received any other agreements, documents or instruments, including without limitation UCC-11 lien searches, with respect to such Subsidiaries, which the Lender deems in Good Faith to be necessary or appropriate.

                (b) NOTICE OF BORROWING AND BORROWING BASE CERTIFICATE. The Lender shall have received fully-completed and executed copies of the Notice of Borrowing and Borrowing Base Certificate applicable to each such Revolving Loan, in form and substance reasonably acceptable to the Lender.

                (c) EXISTING CONDITIONS PRECEDENT. The conditions precedent set forth in Sections 3.1(e), (f) and (g), and the conditions precedent set forth in Sections 3.2, shall be satisfied, as well as any other conditions precedent set forth in Section 3.1 and 3.2 which has been previously satisfied, but which, because of events or circumstances which have since then occurred or arisen, must, in the Good Faith opinion of the Lender, be again satisfied.

                (d) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrowers in this Agreement or any other Loan Document, and any representations and warranties made by the Borrowers which are contained in any certificate, document or financial or other statement or Loan Document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the Borrowing Date of such Revolving Loan, as if made on and as of such date unless specifically stated to relate to a specific earlier date.

               (e) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on such Borrowing Date or after giving effect to the Revolving Loan to be made on such Borrowing Date.

                Each Borrowing by any of the Borrowers under this Agreement shall constitute a representation and warranty by the Borrowers as of the date of such borrowing that the conditions contained in the foregoing provisions of this Section 3.3 have been fully satisfied.

SECTION 4.  COLLATERAL; SECURITY AGREEMENT
            ------------------------------

            4.1 SECURITY INTEREST.

                (a) As security for the full, prompt and complete payment and performance of all of the Obligations, each of the Borrowers hereby grants to the Lender, and creates in favor of the Lender, a continuing security interest and Lien in all of the Collateral. The limits on outstanding advances against particular items or types of the Collateral are not intended, and shall not be deemed, to limit in any way the security interest and Lien granted hereby in any one or more of those items or types of Collateral.

                (b) The security interest and Lien granted hereunder shall extend and attach to all Collateral which is presently in existence or which may hereafter arise, and which is owned by each of the Borrowers or in which any of the Borrowers has any rights or interests, whether held by such Borrower or others for its account.

                (c) In no event shall prior recourse to any Collateral or other security granted to the Lender be a prerequisite to the right of the Lender to demand payment of any Obligations owed to the Lender. Further, it is understood that the Lender shall not have any obligation or liability whatsoever to perform in any respect any of the Borrowers' respective contracts or obligations relating to the Borrowers' Accounts.

          4.2 CONTINUING RIGHTS. The rights, security interest and Lien granted hereunder to the Lender are to continue in full force and effect until all of the Obligations are fully and finally paid and satisfied, and this Agreement and the remaining Loan Documents are terminated.

          4.3 NO OBLIGATION TO MARSHAL LIENS. To the extent that the Obligations are now or hereafter secured by any assets or property other than by the Collateral, or by any endorsement, assets or property of any other Person, then the Lender shall have the right, in its sole discretion exercised in Good Faith, to determine which rights, Liens or remedies it shall at any time pursue, foreclose upon, relinquish, subordinate, modify or to take any other action with respect to, without in any way modifying or affecting any of such rights, Liens, or remedies, or any of the Lender's other rights or remedies hereunder.

          4.4 LENDER MAY DISCHARGE LIENS, ETC. At its sole option, the Lender, upon seven (7) days prior notice to the Borrowers (by means of a single notice to CheckFree) (or upon contemporaneous notice if the Lender, in its sole discretion exercised in Good Faith, determines that all or any part of the Collateral or its interests therein may be adversely affected), may discharge Liens which at any time are placed on or encumber all or any part of the Collateral and may pay for the maintenance and preservation of the Collateral, except that the Lender may not discharge any Permitted Lien unless a Default or an Event of Default has occurred and is continuing. The Borrowers shall reimburse the Lender within five
(5) days of demand for any payment made or any expense incurred by the Lender pursuant to the foregoing authorization, and in the event that the Borrowers shall fail to so reimburse the Lender, such amount shall bear interest at the Default Rate until such amount is paid, and such amount, until so paid, together with such interest thereon, shall constitute part of the Obligations and be secured by the Collateral. Except as otherwise specifically provided herein, until a Default or an Event of Default shall have occurred and be continuing, the Borrowers may have possession of its Collateral and use it in any lawful manner not inconsistent or in conflict with the provisions of this Agreement or the other Loan Documents. The Borrowers shall not use the Collateral in violation of any law, statute, ordinance, rule or regulation of any Governmental Authority.

          4.5 FINANCING STATEMENTS. At the Lender's request, each of the Borrowers shall execute one or more financing statements pursuant to the Uniform Commercial Code and other notices appropriate under any applicable Requirements of Law that the Lender deems desirable to evidence, perfect, or protect its security interest in and other Liens on the Collateral in such form(s) as are satisfactory to the Lender. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrowers hereby authorizes the Lender from time to time to file one or more financing statements or like notices relative to the Lender's security interest in the Collateral with any or all of the Borrowers' signature appearing thereon where permitted by law. The Borrowers shall pay the costs of filing all financing statements and other notices in all public offices where filing is deemed by the Lender to be necessary or desirable to perfect, protect or enforce the security interest and Lien granted to the Lender hereunder. A carbon, photographic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Lender is hereby authorized to give notice to any Person as may be necessary or desirable under applicable laws to evidence, protect, perfect, or enforce the security interest and Lien granted to the Lender in the Collateral.

          4.6 COLLATERAL DUTIES. The sole duty of the Lender with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the Code or under other applicable laws, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender, nor any of its directors, officers, employees or agents, shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any or all of the Borrowers or otherwise.

          4.7 ATTORNEY-IN-FACT. Each of the Borrowers hereby appoints the Lender as its attorney-in-fact (without requiring it to act as such) to do, after the occurrence and during the continuation of any Event of Default hereunder, any and every act which such Borrower is obli-gated under this Agreement or any other Loan Document to do, including without limitation to (a) execute in the name of such Borrower, any schedules, assignments, financing statements, instruments, documents and statements which such Borrower is obligated to give to the Lender, (b) exercise all rights of such Borrower in the Collateral, and (c) make collections and execute any and all documents and instruments and do all other things necessary to preserve and protect the Collateral, and to protect the Lender's security interest and Lien therein. The powers and authorities herein conferred upon the Lender may be exercised by the Lender through any person who, at the time of the execution of any such particular document or instrument, is an officer, employee or agent of the Lender. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as all or any of the Obligations shall remain unpaid or unperformed. All persons dealing with the Lender, or any substitute, shall be fully protected in treating the powers and authorities conferred by this power of attorney as continuing in full force and effect until advised by the Lender that all of the Obligations have been fully and finally paid and performed.

          4.8 SECURITY INTEREST ABSOLUTE. All of the rights of the Lender and the pledge, security interest and Lien hereunder, and all Obligations of the Borrowers hereunder, shall be absolute and unconditional in all respects and shall not be released, diminished, impaired, or affected for any reason, including without limitation the occurrence of any one or more of the following events:

                (a) any lack of validity or enforceability of any provision of this Agreement, the Note or any of the other Loan Documents;

                (b) any change in the time, manner or place of any payment or performance of, or in any other term of, all or any of the Obligations, or under this Agreement, the Note or any other Loan Document, or any other amendment or waiver of or any consent to any departure from this Agreement or any of the other Loan Documents;

                (c) any neglect, delay, omission, failure or refusal of the Lender to take or prosecute any action in connection with this Agreement, the Note or any of the other Loan Documents, or the payment or performance of any of the Obligations;

                (d) the insolvency, bankruptcy or lack of legal power or authority of any or all of the Borrowers; or

                (e) any other circumstance which might otherwise constitute a defense available for the discharge of any or all of the Borrowers with respect to any Obligation, or with respect to any provision of this Agreement, the Note or any of the other Loan Documents.

SECTION 5.  REPRESENTATIONS AND WARRANTIES
            ------------------------------

            In order to induce the Lender to enter into this Agreement and to make the Revolving Loans herein provided for the Borrower, each of the Borrowers hereby represents and warrants, as to such Borrower only, to the Lender that:

            5.1 FINANCIAL STATEMENTS. The Borrowers have heretofore furnished to the Lender (a) existing audited consolidated financial statements of the Borrowers dated as of June 30, 1996, and (b) existing unaudited consolidated financial statements of the Borrowers as of December 31, 1996. Such financial statements accurately reflect the existing consolidated financial condition of the Borrowers as of the dates thereof for the periods reflected therein, and since the preparation of such financial statements there has been no material adverse change.

            5.2 CORPORATE EXISTENCE. Each of the Borrowers (a) is duly organized, validly existing and in good standing under the laws of its respective state of incorporation, (b) has the corporate power and authority to conduct the business in which it is currently engaged, and (c) is not required to be qualified as a foreign corporation under the laws of any jurisdiction where, if it is not so qualified, the failure to so qualify would have a material adverse effect on the business of such Borrower.

            5.3 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Each of the Borrowers has the corporate power and authority to make, deliver and perform each of this Agreement, the Note and the other Loan Documents, and to borrow hereunder, and has taken all corporate action necessary to be taken by it to authorize the Revolving Loans on the terms and conditions of this Agreement, the Note and the other Loan Documents, and to authorize the execution, delivery and performance of this Agreement, the Note and any other Loan Documents to which it is a party. Except for those already obtained, no consent, waiver or authorization of, or filing with, any Person (including without limitation any Governmental Authority) is required to be made or obtained by any of the Borrowers in connection with the Revolving Loans hereunder, or the execution, delivery, performance, validity or enforceability of this Agreement, the Note and the other Loan Documents. This Agreement, the Note and each other Loan Document will be duly executed and delivered on behalf of each of the Borrowers, and this Agreement, the Note and each other Loan Document, when executed and delivered hereunder, will constitute, a legal, valid and binding, joint and several obligation of each of the Borrowers, enforceable against each of the Borrowers in accordance with its terms, except for the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies or creditors generally.

            5.4 NO LEGAL BAR. The execution, delivery and performance of this Agreement, the Note and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof, do not and will not violate any Requirement of Law or, to the best of each of the Borrowers' knowledge after due inquiry, Contractual Obligation of each of the Borrowers, and do not and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or, to the best of each of the

Borrowers' knowledge after due inquiry, Contractual Obligation, other than the security interest and Lien created in favor of the Lender for the benefit of the Lender pursuant to the Loan Documents. Without limitation of the foregoing, if any of the Borrowers is subject to regulation, or asserted to be subject to regulation, by any Governmental Authority, the execution, delivery and performance of this Agreement and any other Loan Documents to which it is a party have been duly authorized by necessary proceedings or consents, and no provision of this Agreement or any other Loan Document shall be impaired in performance or enforceability by reason of any present Requirement of Law or Governmental Authority.

            5.5 NO VIOLATION OF LAWS. To the best of each of the Borrowers' knowledge after due inquiry, each of the Borrowers and all of their respective Subsidiaries are in compliance with all Requirements of Law, including those covering Taxes (subject to contest as provided in the definition of Permitted Liens), Environmental Activities, Hazardous Substances, except to the extent that all instances of noncompliance, in the aggregate, do not have a material adverse effect upon any of the Borrowers or any of their Subsidiaries, if any.

            5.6 NO MATERIAL LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of each of the Borrowers after due inquiry, threatened by or against any of the Borrowers or any of their respective Subsidiaries, or any of their respective properties or revenues, (a) with respect to any of this Agreement, the Note or any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a material adverse effect on the business, operations, property or financial condition of any of the Borrowers or any of their Subsidiaries, if any.

            5.7 FEDERAL REGULATIONS. None of the Borrowers is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U (or its parallel margin regulations) of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Revolving Loans hereunder will be used for "purchasing" or "carrying" of "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors.

            5.8 INVESTMENT COMPANY ACT. None of the Borrowers is an "investment company" or a company "controlled" by an "investment company," within the respective meanings of each of the quoted terms of the Investment Company Act of 1940, as amended.

            5.9 HOLDING COMPANY ACT. None of the Borrowers is a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," within the respective meanings of each of the quoted terms of the Public Utility Holding Company Act of 1935, as amended.

            5.10 SOLVENCY AND DISPOSITIONS. Immediately before and immediately following the consummation of each of the transactions contemplated by the execution of this Agreement and the other Loan Documents, the disbursement of any of the Revolving Loans hereunder, and the filing of any of the financing statements or other perfecting notices or actions in connection herewith or therewith, none of the Borrowers (a) is or will be insolvent as defined in Title 11, U.S.C., as amended (the "Bankruptcy Code"), or, within the meaning of any applicable state insolvency or fraudulent obligation or conveyance law (including without limitation Ohio Revised Code Chapter 1336 and Sections 1313.56 and 1313.57), (b) is engaged or about to be engaged in a business or transaction for which the property remaining with it is an unreasonably small amount of capital, (c) intends to incur, and believes that it has or will incur, debts that would be beyond its ability to pay as such debts mature, (d) has made or incurred and intends to make or incur an obligation or transfer or conveyance
(i) without fair consideration, or (ii) in exchange for less than a reasonably equivalent value received, or (e) has made or incurred and intends to make or incur an obligation or conveyance or transfer (i) with intent to hinder, delay or defraud any present or future creditor, or (ii) in contemplation of insolvency and with a design to prefer one or more creditors to the exclusion in whole or in part of others.

            5.11 [Intentionally Deleted]

            5.12 ENVIRONMENTAL. None of the Borrowers is engaged in any Environmental Activity in violation of any Environmental Laws, and is in compliance with all applicable Environmental Requirements, except as disclosed on SCHEDULE 5.12 attached hereto.

            5.13 ERISA. Each of the Borrowers is in compliance with all applicable reporting and disclosure provisions of ERISA, and in compliance, to the best of each of the Borrowers' knowledge after due inquiry, in all material respects with all other applicable provisions of ERISA and, with respect to any plan in which it participates, no Reportable Event has occurred.

            5.14 TAXES. Each of the Borrowers has paid when due all Taxes, except those being contested in Good Faith by such Borrower, and with respect to which appropriate reserves have been set aside on the books and records of such Borrower, has timely filed all required reports and returns with respect thereto and all such reports and returns are true, correct and complete and properly reflect the Taxes, reporting requirements and responsibilities of each.

            5.15 DISCLOSURE. To the best of each of the Borrowers' knowledge after due inquiry, none of the representations or warranties made at any particular time by any of the Borrowers in this Agreement, the Note or any other Loan Document, or in any other document furnished from time to time in connection herewith (as such other documents may be supplemented from time to time), contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements herein or therein not misleading, except, with respect to representations and warranties made as of the Closing Date, as set forth on SCHEDULE 5.15 attached hereto.

            5.16 LOCATION INFORMATION. SCHEDULE 5.16 attached hereto contains the name

(including any other names used within the preceding five years), chief executive office, principal place of business and all other places of business of each of the Borrowers, and each predecessor entity of each of the Borrowers, within the last five (5) years. Notwithstanding the foregoing, certain of the Borrowers were acquired by CheckFree Corporation within the last five (5) years, and, as to any of the Borrowers so acquired within such time period, the locations listed on Schedule 5.16 for any of such Borrowers is hereby provided to the best of the Borrowers' knowledge as to any time period prior to the acquisition of any such Borrower to which this sentence is applicable.

            5.17 COLLATERAL INFORMATION. SCHEDULE 5.17 attached hereto contains the descriptions, locations by address and custodians of all Collateral described in the definition of Collateral.

            5.18 EXISTING LIENS. SCHEDULE 5.18 attached hereto contains a complete list of all existing liens which are described in subsection (a) of the definition of Permitted Liens.

            5.19 PERFECTION AND PRIORITY. Upon the filings and notices specified in SCHEDULE 5.19 hereto, the security interest and Lien of the Lender hereunder will be perfected, and first in priority (except for existing liens which are Permitted Liens as set forth in subparagraphs (a) and (f) of the definition thereof), in all the Collateral which can be perfected by filing under the UCC of the applicable jurisdictions.

            5.20 SCHEDULES. To the best of each of the Borrowers' knowledge after due inquiry, each of Schedules 1 through 5.19, inclusive, to this Agreement contains true, complete and correct information in all material respects.

            To the extent that any representation, warranty or covenant in this
Section 5 is qualified as being to the best of each of the Borrowers' knowledge after due inquiry, such knowledge qualification (a) shall apply only up to the Closing Date and not on a "going forward" basis (to the extent that this Agreement requires representations and warranties on a "going forward" basis, such representations and warranties as to matters occurring on or after the Closing Date shall be absolute and unqualified), and (b) shall be based upon each of the Borrowers' investigation of its predecessor entity, if any, and all other due diligence of the Borrowers in connection with the transactions contemplated by this Agreement and the other Loan Documents.

SECTION 6.  AFFIRMATIVE COVENANTS
            ---------------------

            Each of the Borrowers hereby agrees that, from the date hereof and so long as any part of the Commitment remains in effect, any part of the Note remains outstanding and unpaid or any other amount or Obligation is owing to the Lender hereunder, the Borrowers shall, and in the case of the covenants set forth in Sections 6.3, 6.4, 6.5 and 6.6 hereof shall cause their Subsidiaries, to:

            6.1 FINANCIAL STATEMENTS; REPORTS; BORROWING BASE CERTIFICATE. Furnish or cause to be furnished to the Lender:

                 (a) as soon as available, but in any event not later than 90 days after the end of each fiscal year, a copy of the Annual Financials;

                 (b) as soon as available, but in any event not later than 45 days after the end of each fiscal quarter, the Quarterly Financials;

with all such financial statements referenced in subparagraphs (a) and (b) to be complete and correct in all material respects and prepared in reasonable detail and in accordance with GAAP; and

                 (c) at any time any Revolving Loans are outstanding hereunder, as soon as available monthly, but in any event not later than five (5) days after the end of the previous month, a Borrowing Base Certificate, duly completed and executed by a Responsible Officer of CheckFree. This Borrowing Base Certificate shall be in addition to each Borrowing Base Certificate submitted to the Lender together with each Notice of Borrowing.

            6.2  CERTIFICATES; OTHER INFORMATION. Furnish to the Lender:

                 (a) concurrently with the delivery of all of the financial statements referred to in Section 6.1(a) hereof, (i) the appropriate Officer's Certificate, and (ii) a letter from the Borrowers' independent certified public accountants addressed to the Borrower, certifying such financial statements and stating that in making the examinations necessary therefor, no knowledge was obtained of any Default or Event of Default;

                 (b) concurrently with the delivery of the financial statements referred to in Sections 6.1(b) hereof, the appropriate Officer's Certificate;

                 (c) no later than 30 days after the same are sent, copies of all financial statements, reports and notices which CheckFree sends to its stockholders as stockholders, and promptly after the same are filed, copies of all financial statements and reports which CheckFree may make to, or file with, and copies of all notices which CheckFree receives from, the Securities and Exchange Commission or any public body succeeding to any or all of the functions of the Securities and Exchange Commission;

                 (d) no later than 30 days after receipt thereof, copies of all final reports submitted to the Borrowers by their independent certified public accountants in connection with each annual, interim or special audit of the books of each of the Borrowers, or of all of the Borrowers on a consolidated basis, made by such accountants; and

                 (e) upon reasonable notice to the Borrowers (by means of a single notice to CheckFree), such additional financial and other information as the Lender may from time to time reasonably request, including a monthly aging schedule of any or all of the Borrowers' accounts payable and accounts receivable.

            6.3 PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all their material Indebtedness and other material obligations of whatever kind or nature, except for any Indebtedness or other obligations (including any obligations for Taxes), when the amount or validity thereof is currently being contested in Good Faith by appropriate proceedings and appropriate reserves in conformity with GAAP with respect thereto have been provided on the books of such Borrowers.

            6.4 MAINTENANCE OF EXISTENCE. Preserve, renew and keep in full force and effect its corporate existence, and take all reasonable action to maintain all rights, privileges, contracts, copyrights, patents, trademarks and franchises necessary or desirable in the normal conduct of its businesses, and comply with all Contractual Obligations and Requirements of Law except, to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect on the business, operations, property or financial condition of the Borrowers.

            6.5 MAINTENANCE OF PROPERTY; INSURANCE. Keep all property necessary in their businesses in good working order and condition, and maintain with financially sound and reputable insurance companies insurance on all their property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption insurance) as are (a) carried at the date hereof, or (b) usually insured against in the same general areas by companies engaged in the same or similar businesses.

            6.6 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of record and account in which accurate, complete and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to their businesses and activities; and permit representatives of the Lender to visit and inspect any of their properties, and examine and make abstracts from any of their books and records at any reasonable time and as often as may reasonably be requested, and to discuss their businesses, operations, properties and financial and other conditions with officers and employees of the Borrowers; and, if any of the Borrowers consents (which consent shall not be unreasonably withheld), with its independent certified public accountants, provided that after the occurrence and during the continuance of a Default or an Event of Default, (a) the Lender shall not need to obtain the consent of any of the Borrowers prior to having discussions with the Borrowers' independent certified public accountants, and
(b) all of the costs and expenses of the Lender incurred in connection with any such inspections shall be paid or reimbursed by the Borrowers.

            6.7  NOTICES. Give written notice to the Lender:

                 (a) within two (2) days of such occurrence, of the occurrence of any Default or Event of Default;

                 (b) within two (2) days of such occurrence, of any (i) default or event of default under any Contractual Obligation that would have a material adverse effect on any or all of the Borrowers, or (ii) litigation, investigation or proceeding which may exist at any time between any of the Borrowers, and any other Person or any Governmental Authority, which, if adversely determined, would have a material adverse effect on any or all of the Borrowers;

                 (c) within seven (7) days of such event, of any and all Tax deficiencies, assessments and government and other charges, levies, claims or other Liens imposed upon any or all of the Borrowers or upon their income and profits, or upon any of their property, real, personal or intangible, or upon any part thereof, including Permitted Liens hereunder, which are in excess of the aggregate amount of $100,000;

                 (d) within seven (7) days of such event, of any litigation or proceeding affecting any or all of the Borrowers, (i)(A) in which the amount involved is $100,000 or more, and (B) which, with respect to such Borrower(s), in the reasonable opinion of a Responsible Officer of CheckFree would, if adversely determined, have a material adverse effect on any or all of the Borrowers, regardless of the amount involved, or (ii) in which injunctive or similar relief is sought, which in the reasonable opinion of a Responsible Officer of CheckFree would, if adversely determined, have a material adverse effect on any or all of the Borrowers;

                 (e) within 30 days after any of the Borrowers knows or has reason to know thereof: of (i) the occurrence of any Reportable Event with respect to any Plan with respect to which the PBGC has not waived the 30 day reporting requirement, or (ii) the institution of proceedings or the taking or expected taking of any other action by the PBGC or such Borrower or any Commonly Controlled Entity to terminate or withdraw or partially withdraw from any Plan under circumstances which could lead to material liability to the PBGC or, with respect to a Multiemployer Plan, the Reorganization or Insolvency (as each such term is defined in ERISA) of the Plan and in addition to such notice, deliver to the Lender whichever of the following may be applicable: (A) a certificate of a Responsible Officer of CheckFree setting forth details as to such Reportable Event and the action that CheckFree and such Borrower (if not CheckFree) or any Commonly Controlled Entity proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with the PBGC, or (B) any notice delivered by the PBGC evidencing its intent to institute such proceedings or any notice to the PBGC that such Plan is to be terminated, as the case may be; and

                 (f) of a material adverse change in the business, operations, property or financial or other condition of any or all of the Borrowers.

Each notice pursuant to this Section 6.7 shall be accompanied by a statement of a Responsible Officer of CheckFree setting forth details of the occurrence referred to therein and stating what action, if any, CheckFree and such Borrower (if not CheckFree) proposes to take with respect thereto. For all purposes of subsection (e) of this Section 6.7, the Borrowers shall be deemed to have all knowledge or knowledge of all facts attributable to the administrator of such Plan if such Plan is a Single Employer Plan.

            6.8 PAYMENT OF FEES. In addition to all other fees, costs and expenses, including without limitation Out-of-Pocket Expenses to be paid by the Borrowers hereunder, promptly pay the Lender when due and payable all fees required under the Loan Documents.

            6.9 COMPLIANCE. Comply with all present and future Requirements of Law, including without limitation all Environmental Requirements, unless the noncompliance thereof would not have a material, adverse effect on any of the Borrowers or any of their Subsidiaries.

            6.10 FURTHER ASSURANCES. Promptly execute and file all such further documents and instruments, and perform such other acts, as the Lender may determine are reasonably necessary or advisable to maintain any security interest and Lien granted to the Lender in connection with this Agreement, and to maintain the priority of any such security interest and Lien hereinafter purported to be granted pursuant to this Agreement.

            6.11 PAYMENT AND PERFORMANCE. Pay and perform, when due and in full, all of the Obligations arising under, and in accordance with, the terms of this Agreement, the Note and the other Loan Documents.

SECTION 7.  NEGATIVE COVENANTS
            ------------------

            Each of the Borrowers hereby agrees and covenants that, from the date hereof and so long as all or any part of the Revolving Loans Commitment remains in effect, the Note remain outstanding and unpaid or any other amount or Obligation is owing to the Lender hereunder, it shall not, without the prior written consent of the Lender, directly or indirectly:

            7.1 LIMITATION ON INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except Permitted Indebtedness.

            7.2 LIMITATION ON LIENS. Create, incur, assume or suffer to exist any Lien upon any of the Collateral, or on any of its cash, cash proceeds or marketable securities, whether now owned or hereafter acquired, except Permitted Liens.

            7.3 LIMITATION ON CONTINGENT OBLIGATIONS. Agree to or assume, guarantee, endorse or otherwise in any way be or become responsible or liable for, directly or indirectly, any Contingent Obligation, except for (a) Contingent Obligations contemplated by the Loan Documents, (b) Contingent Obligations and guarantees by any of the Borrowers of obligations in the ordinary course of business of any of its Subsidiaries or any of the other Borrowers, (c) Contingent Obligations which are part of the Permitted Indebtedness, and (d) Contingent Obligations of, guarantees of the obligations of, and loans to unaffiliated third parties incurred in the ordinary course of business, by any of the Borrowers or their Subsidiaries, in the ordinary course of business up to an aggregate principal amount of $100,000 on a consolidated basis.

            7.4 LIMITATION ON FUNDAMENTAL CHANGES. Take part in any Change of Control, or otherwise enter into any transaction of merger, consolidation, amalgamation or reorganization, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), other than any of the Borrowers with any other Borrowers, or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of the business or assets of any or all of the Borrowers, whether now owned or hereafter acquired, other than any of the Borrowers with any other Borrowers.

            7.5 LIMITATION ON ACQUISITIONS. Purchase or otherwise acquire all or any part of the business or assets of, or any stock or other evidence of beneficial ownership of, any Person without the prior written consent of the Lender, if such transactions, individually or in the aggregate, involve consideration which includes cash or cash equivalents of more than $5,000,000 in any fiscal year which is provided by disbursements to any of the Borrowers of Revolving Loans hereunder.

            7.6 LIMITATION ON LOANS. Make or commit to make any advance, loan, extension of credit or capital contribution to, any Person, except (a) loans and advances to employees in the ordinary course of business in the aggregate outstanding at any time of $500,000, and (b) loans to any of their Subsidiaries in the aggregate outstanding amount at any time of $500,000.

            7.7 LIMITATION ON SALE AND LEASEBACKS. Enter into any arrangement with any Person providing for the leasing by any of the Borrowers of real or personal property which has been or is to be sold or transferred by such Borrower to such Person or to any other Person to whom funds will be or are to be advanced by such Person on the security of such property or rental obligations of such Borrower, except for operating leases or Capital Lease Obligations included in Permitted Indebtedness, as well as any Permitted Liens described in subparagraph (j) of the definition thereof which are granted in connection with such Permitted Indebtedness.

            7.8 LIMITATION ON DISTRIBUTIONS. Pay any dividends or other similar distributions to any Person.

            7.9 LIMITATION ON REDEMPTIONS. Purchase, buy back, acquire or otherwise redeem any or all of the issued and outstanding shares of its Capital Stock; provided, however that CheckFree may purchase, buy back, acquire or otherwise redeem shares of its Capital Stock if, at the time immediately after such purchase, buy back, acquisition or other redemption, CheckFree has cash and marketable securities in an amount of not less than $15,000,000, and there were no amounts outstanding under any Revolving Loans hereunder, including without limitation principal, interest or any other amounts due and payable hereunder, or under the Note or any other Loan Documents.

            7.10 CURRENT RATIO. Allow the ratio of (a) Current Assets to (b) Current

Liabilities to fall below the ratio of 1.0 to 1.0, for the fiscal quarter ending on June 30, 1997, or any fiscal quarter thereafter. For purposes of calculating Current Liabilities under this Section 7.10, the aggregate amount of all then-outstanding Revolving Loans hereunder shall be included in such calculation.

            7.11 TANGIBLE NET WORTH. Allow, at any time during the period from the Closing Date through the fiscal quarter ending December 31, 1999, the calculation of Tangible Net Worth to be less than the following amounts, as calculated for the following fiscal quarters:


               Fiscal Quarter                    Minimum Tangible Net Worth
               --------------                    --------------------------

            4th Quarter 1997                                   $64,000,000
            1st Quarter 1998                                   $63,000,000
            2nd Quarter 1998                                   $62,000,000
            3rd Quarter 1998                                   $64,000,000
            4th Quarter 1998                                   $68,000,000
            1st Quarter 1999                                   $71,000,000
            2nd Quarter 1999                                   $74,000,000
            3rd Quarter 1999                                   $77,000,000
            4th Quarter 1999                                   $80,000,000

            7.12 FUNDED DEBT TO NET WORTH RATIO. Allow, at any time, the ratio of Funded Debt to Net Worth to exceed the ratio of 3.33 to 1.0.

            7.13 NET LOSSES. Allow, at any time during the period from the Closing Date through the fiscal quarter ending December 31, 1999, the amount of maximum Net Losses before income taxes to exceed the following amounts, as calculated for the following fiscal quarters:

                                                  Maximum Net Loss
                                                  ----------------
               Fiscal Quarter                    Before Income Taxes
               --------------                    -------------------

            4th Quarter 1997                                   ($11,000,000)
            1st Quarter 1998                                   ($11,000,000)
            2nd Quarter 1998                                    ($7,000,000)
            3rd Quarter 1998                                    ($3,000,000)
            4th Quarter 1998                                     $1,000,000
            1st Quarter 1999                                              0
            2nd Quarter 1999                                              0
            3rd Quarter 1999                                              0
            4th Quarter 1999                                              0

SECTION 8.  EVENTS OF DEFAULT AND REMEDIES
            ------------------------------

            8.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an event of default (each, an "Event of Default") hereunder:

                 (a) PAYMENT DEFAULT OF OBLIGATIONS. The Borrowers shall fail to pay when due any principal of, or interest on, the Note, or any other Obligation, fee or amount (including without limitation reimbursement obligations) payable hereunder, under the Note or under any other Loan Document, within five (5) days after any such principal, interest, Obligation, fee or amount was due and payable in accordance with the terms hereof or thereof.

                 (b) PERFORMANCE DEFAULT OF OBLIGATIONS. The Borrowers (i) shall fail to deliver or cause to be delivered the information, notices or other items specified in, or satisfy any of, their covenants hereunder, under the Note or any other Loan Document within ten (10) days of the date due hereunder or, as appropriate, of the request of the Lender therefor, or (ii) shall default in the observance or performance of any covenant or agreement contained herein, in the Note or in any other Loan Document (other than as set forth in subsection 8.1(a) above) within ten (10) days of the date due hereunder.

                 (c) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made or deemed made by any of the Borrowers herein, or in the Note or in any of the other Loan Documents, or which is contained in any certificate, document or financial or other statement or other Loan Document furnished at any time under or in connection herewith or therewith, shall prove to have been incorrect in any material respect on or as of the date made or deemed made.

                 (d) FAILURE TO CORRECT. Any representation, warranty or covenant made in Sections 5, 6 and 7 hereof capable of correction by the Borrowers shall become incorrect in any material respect and remain incorrect for thirty (30) days after any of the Borrowers receives notice thereof from the Lender.

                 (e) DEFAULT OF OTHER INDEBTEDNESS. The Borrowers shall default in (a) any payment of principal of or interest on any Indebtedness (other than the Note or any other Obligations described in Section 8.1(a) hereof) or in the payment of any Contingent Obligation, the aggregate principal amount then outstanding of which exceeds $250,000, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Contingent Obligation was created, or (b) the observance or performance of any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or Lender on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Contingent Obligation to become payable.

                 (f) BANKRUPTCY. (i) Any of the Borrowers shall commence any case, proceeding or other action (A) under the Bankruptcy Code or any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any of the Borrowers shall make a general assignment for the benefit of its creditors, or (ii) there shall be commenced against any of the Borrowers any case, proceeding or other action of a nature referred to in subsection (i) above which (A) results in the entry of an order for relief of any such adjudication or appointment, and (B) remains undismissed, undischarged or unbonded for a period of 60 days, or (iii) there shall be commenced against any of the Borrowers any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof, or (iv) any of the Borrowers shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in subsections (i),
(ii) or (iii) above, or (v) any of the Borrowers shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as the same become due and payable. Additionally, the occurrence of any of the events described in subsections (i) through (v) hereof with respect to any of the Borrowers' Subsidiaries shall constitute an Event of Default hereunder, if, in the sole opinion of the Lender, such event has a material adverse effect on any or all of the Borrowers.

                 (g) ERISA. Any of the Borrowers or any "affiliate" (as defined in ERISA) shall engage in (i) any non-exempted "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of any Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for thirty (30) days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or, in the case of institution of proceedings, the continuance of such proceedings for thirty (30) days after commencement thereof, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, or (v) any other event or condition shall occur or exist with respect to a Single Employer Plan and in each case in subsections (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, could subject such Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of such Borrower.

                 (h) JUDGMENTS. One or more judgments or decrees shall be entered against any of the Borrowers involving a liability (not covered by insurance) in the amount (individually or in the aggregate) of $750,000 or more, and any and all such judgments or decrees in excess of such respective amounts shall not have been vacated, satisfied, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof.

            8.2 ACTION UPON DEFAULT. Upon the occurrence of any Event of Default, (a) if such event is an Event of Default specified in subsection 8.1(f) hereof, the Revolving Loans Commitment, if all or any part thereof is still outstanding, shall automatically and immediately terminate, and the Revolving Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, the Note and any other Loan Document shall immediately become due and payable, and (b) if such event is any other Event of Default, then the Lender may, at its election and without further demand, diligence, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices or further actions of any kind, all of which are hereby expressly waived by each of the Borrowers, for itself and its successors and assigns, and all other Persons now or hereafter liable for the payment and/or performance of all or any part of the Obligations, declare any of all of the Obligations to be immediately due and payable, whereupon the Obligations shall become immediately due and payable both as to principal and interest, at the rates set forth herein, anything contained in this Agreement, the Note or any of the other Loan Documents to the contrary notwithstanding. The Lender may proceed to the enforcement of this Agreement, the Note or any of the other Loan Documents with its rights and remedies as provided herein or therein, including without limitation any and all rights or otherwise available to the Lender at law or in equity, against any or all of the Borrowers or against all or any part of the Collateral, in any combination or order as the Lender shall determine in its sole discretion.

            8.3 DIRECT PAYMENT TO LENDER. The Lender shall have the right, after accelerating the Obligations pursuant to Section 8.2 hereof, and each of the Borrowers hereby appoints the Lender as its, and grants to the Lender a, power of attorney for the following purpose, after acceleration of the Obligations, to notify the parties obligated on all or any part of the Collateral to make all payments thereunder directly to the Lender, and the Lender may take control of all or any part of the Collateral and/or proceeds therefrom. Upon the occurrence and during the continuance of any Event of Default, the Borrowers hereby authorize and empower the Lender, without notice to any of the Borrowers or any other Person, either in the Lender's name or in the name of any of the Borrowers for the use and benefit of the Lender, to ask, demand, receive, compromise, collect, compound and prosecute any suit or proceedings for, and to collect, all or any part of the Collateral. The foregoing power of attorney granted to the Lender in this Section 8.3 is coupled with an interest and thus is irrevocable until all of the Obligations have been fully and finally paid and performed. The Lender shall be required to account only for such payments as are actually received by it. Whenever any of the Borrowers shall receive any payment, it shall hold such payment in trust for the Lender and immediately deliver the same to the Lender in the form received by such Borrower. Each of the Borrowers authorizes the Lender, including any officers, employees or agents thereof, after the occurrence of any Event of Default, to endorse the name of such Borrower upon any checks or other Collateral which are received in the payment of any Collateral, and to do all things necessary in order to reduce the same to Dollars.

            8.4 DISCHARGE LIENS, ETC.. Upon the occurrence and during the continuance of any Event of Default, the Lender may, at its option, discharge any Taxes, Liens, or security interests or other encumbrances at any time on all or any part of the Collateral, and may pay for the maintenance and preservation thereof if the same is due and payable and unpaid and, if in the Lender's opinion, the lack of such discharge would (a) cause, continue or aggravate a Default or Event of Default, or (b) after Default, adversely affect the disposition or value of such Collateral. The Borrowers jointly and severally agree to reimburse the Lender on demand for any payments made or any costs or expenses (including reasonable attorney's fees) incurred by the Lender pursuant to the foregoing authorization, and in the event that the Borrowers shall fail to so reimburse the Lender, such amount shall bear interest at the Default Rate until such amount is paid and such amount, until so paid, together with such interest thereon, shall constitute additional Obligations hereunder and be secured by the Lender's security interest in and Lien on the Collateral.

            8.5 EXERCISE OF POWER OF ATTORNEY. The Lender, by itself or through any authorized designee or court-appointed receiver, shall have the right, but not the obligation, to exercise any and all of the rights conferred upon the Lender or its designee as attorney-in-fact for the Borrowers pursuant to the provisions of Sections 4.7 and 8.3 hereof. Each of the Borrowers expressly agrees to fully and promptly assist the Lender and/or its designee in the performance of any such duties, to the extent and in the time period requested by the Lender or such designee.

            8.6  FURTHER LENDER RIGHTS.

                 (a) POSSESSION. Without limiting any other provisions contained herein or in any of the other Loan Documents, should the Lender declare all or any part of the Obligations to be forthwith due and payable as set forth in
Section 8.2 hereof, the Lender shall then have all of the rights and remedies hereunder and under the other Loan Documents, and all of the rights and remedies of a secured party under the laws of the State of Ohio or any other applicable jurisdiction, including without limitation the right to take possession of all or any of the tangible items of Collateral, and for that purpose the Lender may require any or all of the Borrowers to make the Collateral, and including all books and records thereof, available to the Lender at a place designated by the Lender and reasonably convenient to such parties, and may, so far as the Borrowers can give authority therefore, enter upon any premises on which the Collateral or any part of records thereof may be situated, and remove the same therefrom, without any liability under any "breach of the peace" or other assertion or defense, all of which are hereby expressly waived by each of the Borrowers, for itself and all other Persons now or hereafter liable for the payment and/or performance of any or all of the Obligations, to the extent that the same may be legally waived. The parties hereto recognize that portions of the Collateral could be difficult to maintain in terms of preservation and disposition, and subject to complex maintenance and management; accordingly, the parties agree that, after the occurrence and during the continuance of any Event of Default, the Lender is to have the widest possible attitude to preserve and protect the Collateral and the Lender's security interest and Lien therein, and agree further that, at the option of the Lender, the Lender shall have the unqualified right to appointment of receivers, without notice or hearing, for the preservation, possession, protection and disposition of all or any part of the Collateral and the collection and protection for the Lender of any proceeds of the use or disposition thereof, and/or to do any other thing and exercise any other rights or remedies which the Lender may or might, with or without judicial process, have or exercise. Without in any way limiting the foregoing, the Lender may take possession of and retain all or any part of the Collateral whenever the circumstances are such that the Lender is entitled to do so under applicable law or otherwise.

                 (b) SALE OR OTHER DISPOSITION. After the Lender receives possession of any tangible items of the Collateral, if any, following the occurrence of any Event of Default hereunder, the Lender may sell, lease or otherwise dispose of the Collateral in any matter permitted by applicable law. If notice thereof is required by law, the Lender shall give the Borrowers written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to made, and at such public or private sale the Lender may purchase all or any part of the Collateral. The parties hereto agree that notice under this Section 8.6(b) shall not be unreasonable as to time if given in compliance herewith at least ten (10) calendar days prior to sale or other disposition. To the extent permitted by applicable law, each of the Borrowers hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Lender to sell, lease or otherwise use any of the Collateral in mitigation of the Lender's damages as set forth in this Section 8.6(b), or which may otherwise limit or modify any of the Lender's rights or remedies hereunder. The Borrowers shall, and jointly and severally agree to, pay to the Lender, on demand as part of the Obligations hereunder, any and all costs and expenses, including court costs, legal expenses, and reasonable attorney's fees, incurred by the Lender in exercising any or all of its rights or remedies hereunder, or in enforcing any of the terms, conditions or provisions hereunder or under any or all of the other Loan Documents, or in exercising any other rights or remedies otherwise available to the Lender at law or in equity.

            8.7 PROCEEDS. Any proceeds of any sale pursuant to Section 8.6 thereof shall first be applied to the payment of all of the costs and expenses of such sale, including reasonable attorney's fees and disbursements, and then shall be applied in accordance with the other provisions of this Agreement.

            8.8 APPLICATION TO OBLIGATIONS. Except as otherwise provided herein, all amounts received by the Lender from the Borrowers of every kind and nature may be applied by the Lender to the Obligations in such order as the Lender shall determine in its sole discretion. Each of the Borrowers authorizes the Lender upon occurrence of any Event of Default (unless such Event of Default has been waived), at any time and without notice to appropriate to the Obligations and apply any Collateral or any deposits or monies of any of the Borrowers in the Lender's possession, custody or control, towards the payment of the Obligations. Each of the Borrowers hereby waives presentment, demand, notice of acceptance, performance, default, enforcement, exoneration and reimbursement, consents to any acceleration, extension, modification, waiver, or postponement, or to any other indulgence, to any addition, substitution, exchange or release of Collateral, to the addition or release of any other party or Person primarily or secondarily liable, to the settlement, compromise or adjustment of the Obligations, or to the application of any Collateral against the Obligations in any order so determined by the Lender. Notwithstanding anything contained herein to the contrary, the Lender shall have no rights of setoff or similar rights with respect to the Special Account.

            8.9 CUMULATIVE RIGHTS. All rights and remedies available to the Lender under this Agreement or any of the other Loan Documents shall be cumulative of and in addition to all of the rights and remedies granted to the Lender at law, in equity, or otherwise, whether or not the Obligations are then due and payable in full and whether or not the Lender shall have instituted suit for collection or other action in connection with the Loan Documents. The Lender may exercise any and all of such rights and remedies, successively or concurrently, as the Lender may determine in its sole discretion.

SECTION 9.  MISCELLANEOUS
            -------------

            9.1 AMENDMENTS AND WAIVERS. The Borrowers and the Lender may, from time to time, enter into written amendments, supplements or modifications for the purpose of adding any provisions to this Agreement, the Note or any other Loan Documents, or changing in any manner the rights of the Lender or the Borrowers hereunder or thereunder, and the Lender may execute and deliver to the Borrowers (by means of a single notice to CheckFree) a written instrument waiving, on such terms and conditions as the Lender may specify in such instrument, any of the requirements of this Agreement, the Note or any other any Loan Document, or any Default or Event of Default and its consequences. Any such waiver and any such amendment, supplement or modification shall be binding upon the Borrowers and the Lender, and all future holders of the Note. In the case of any waiver, each of the Borrowers and the Lender shall be restored to their former positions and rights hereunder and under the outstanding Note, and any Default or Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

            9.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, certified or registered mail, postage prepaid (one Business Day in the case of express mail or overnight courier service) or, in the case of telecopy notice, when sender's telecopy machine confirms that all pages have been sent and received, or, in the case of telex notice, when sent, answerback received, addressed as follows, or to such address or other address as may be hereafter notified by the respective parties hereto and any future holders of the Note:

     To all of the
     Borrowers:                       CheckFree Corporation
                                      4411 East Jones Bridge Street
                                      Norcross, Georgia  30092
                                      Attention:  Mr. James S. Douglas
                                      Telephone No.: (770) 840-1217
                                      Facsimile No.: (770) 242-7935

     and to:                          CheckFree Corporation
                                          8275 North High Street
                                          Columbus, Ohio  43235
                                          Attention:  Mr. William Buckham
                                          Telephone No.:  (614) 825-3000
                                          Facsimile No.:  (614) 825-3244

     With Copy to:                     Porter, Wright, Morris & Arthur
                                          41 South High Street
                                          Columbus, Ohio  43215
                                          Attention:  Robert J. Tannous, Esq.
                                          Telephone No.:  (614) 227-1953
                                          Facsimile No.:  (614) 227-2100

     If to the Lender:                 KeyBank National Association
                                          88 East Broad Street
                                          Columbus, Ohio  43215
                                          Attention:  Mr. Donald G. Beckman
                                          Telephone No.:  (614) 460-3425
                                          Facsimile No.:  (614) 460-3469

     With Copy to:                     Vorys, Sater, Seymour and Pease
                                          52 East Gay Street
                                          Columbus, Ohio  43215
                                          Attention:  John B. Weimer, Esq.
                                          Telephone No.:  (614) 464-8343
                                          Facsimile No.:  (614) 464-6350


            All notices sent to CheckFree hereunder at the address specified in this Section 9.2 shall be deemed to constitute notice to each and all of the Borrowers for all purposes, and each of the Subsidiaries agrees that it shall be deemed to have received copies of every notice hereunder which is sent to CheckFree as set forth herein.

            9.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Lender, of any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided to the Lender are cumulative and not exclusive of, and may be exercised consecutively or concurrently with, any and all other rights, remedies, powers and privileges otherwise provided to the Lender by law or in equity.

            9.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Note and the other Loan Documents.

            9.5 PAYMENT OF EXPENSES AND TAXES. Each of the Borrowers hereby jointly and severally agrees:

                 (a) to pay or reimburse the Lender for all of its Out-of-Pocket Expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Note, each other Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby;

                 (b) to pay or reimburse the Lender for all of its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights and remedies under this Agreement, the Note, each of the other Loan Documents and any such other documents, including the fees and disbursements of counsel to the Lender;

                 (c) to pay, indemnify and hold the Lender harmless from and against any and all recording and filing fees which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Note, each of the other Loan Documents and any such other documents; and

                 (d) to pay, indemnify, and hold the Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance, administration and enforcement of this Agreement, the Note, each of the other Loan Documents and any such other documents relating to this Agreement (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrowers shall have no obligation hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of the Lender.

            9.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Borrowers and the Lender, and all future holders of the Note and their respective successors and assigns, except that none of the Borrowers may assign or transfer any of its rights or Obligations under this Agreement or any of the other Loan Documents without the prior written consent of the Lender.

            9.7 SETOFF. In addition to any rights and remedies of the Lender provided by law, upon the occurrence of an Event of Default and acceleration of the Obligations owing in connection with this Agreement, the Lender shall have the right, without prior notice to any of the Borrowers or any other Person, any such notice being expressly waived by each of the Borrowers to the extent permitted by applicable law, to setoff and apply against any

Indebtedness, whether matured or unmatured, of any of the Borrowers or any Subsidiary of any of the Borrowers, if any, to the Lender, any amount held by or owing from the Lender to or for the credit or the account of such Borrower or any such Subsidiary of such Borrower, if any (other than accounts for payroll or employee withholding taxes) at, or at any time after, the happening of any of the above mentioned events, and the aforesaid right of setoff may be exercised by such Lender against any of the Borrowers or any Subsidiary, if any, of such Borrower, or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, custodian or execution, judgment or attachment creditor of such Borrower or against anyone else claiming through or against such Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, custodian or execution, judgment or attachment creditor, notwithstanding the fact that such right of setoff shall not have been exercised by the Lender prior to the making, filing or issuance of, or service upon the Lender, or of notice of, any such petition, assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena, order or warrant. The Lender agrees promptly to notify the Borrowers (by means of a single notice to CheckFree), after any such setoff and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application. Notwithstanding anything contained herein to the contrary, the Lender shall have no right of set-off, at common law, contractual, or otherwise, at any time with respect to the Special Account.

            9.8 COUNTERPARTS; EFFECTIVE DATE. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts, taken together, shall be deemed to constitute one and the same instrument. This Agreement shall become effective upon the receipt by the Lender of executed counterparts (or facsimile or other electronic confirmation of the execution of counterparts) of this Agreement by each of the parties hereto.

            9.9 GOVERNING LAW. This Agreement, the Note and the other Loan Documents, and the rights and obligations of the parties under this Agreement, the Note and the other Loan Documents, shall be governed by, and construed and interpreted in accordance with, the local laws of the State of Ohio, except and only to the extent precluded by other laws of mandatory application.

            9.10 ENTIRE AGREEMENT AND HEADINGS. This Agreement, the Note and the other Loan Documents contain the entire agreement between the Borrowers and the Lender with respect to the subject matter hereof, and supersede any and all prior or contemporaneous understandings and agreements, oral or written, between the Borrowers and the Lender with respect to the subject matter hereof, including any commitment, oral or written, which the Lender previously issued. No representation, warranty, modification, alteration or agreement shall affect this Agreement, unless made in writing and executed with the same formalities as this Agreement. The paragraph and section headings hereof do not form a part of this Agreement, but are for convenience only, and shall not limit or affect in any way the meaning of any of its provisions.

            9.11 EXTENSIONS AND RENEWALS. This Agreement shall be applicable to all extensions and renewals of any or all of the Obligations and the terms and conditions of this Agreement shall apply, IN TOTO, to all of the Obligations.

            9.12 RIGHT TO DEFEND. The Lender shall have the right, at the Borrowers' sole cost and expense, to appear in or defend any action or proceeding in which the Lender is named or joined, or otherwise purporting to affect the rights or duties of the parties hereunder, and/or to recover from the Borrowers all necessary costs and expenses (including reasonable attorneys' fees) incurred in connection therewith.

            9.13 NO OBLIGATION TO THIRD PARTIES. Any term, provision or condition of this Agreement to the contrary notwithstanding, the Lender shall not have and by the execution and acceptance of this Agreement hereby expressly disclaims, any obligation or responsibility for the management, conduct or operation of the business and affairs of any and all of the Borrowers. Any term or condition hereof permitting the Lender to disburse funds, whether from the proceeds of the Note or otherwise, or to take or refrain from taking any action with respect to the Borrowers, or any security for the payment of the Obligations, shall be deemed to be solely to permit the Lender to audit and review the management, operation and conduct of the business and affairs of the Borrowers, and to maintain and preserve the security interest and Lien granted by the Borrowers to the Lender for the payment and performance of the Obligations, and may not be relied upon by any other Person. The Borrowers hereby jointly and severally indemnify and hold the Lender harmless from and against any and all claims, costs, expenses or liabilities incurred or suffered by the Lender as the result of any assertion or claim of any obligation or responsibility of the Lender for the management, operation and conduct of the business and affairs of any or all of the Borrowers, or any liability of the Lender for the payment or performance of any Indebtedness or Obligation of the Borrowers, except for any claims, costs, expenses or liabilities resulting from the gross negligence or willful misconduct of the Lender or its employees.

            9.14 NO JOINT VENTURE. The Lender, by entering into this Agreement or by any action taken pursuant hereto, shall not be deemed to be a partner or joint venturer with any or all of the Borrowers, or any other Person, and the Borrowers hereby jointly and severally indemnify and hold the Lender harmless from and against any and all claims, demands, losses, damages and expenses made or incurred, resulting from or arising out of any such construction or alleged construction of any agreement between any or all of the Borrowers and the Lender.

            9.15 WAIVER OF RIGHT TO TRIAL BY JURY. THE LENDER AND EACH OF THE BORROWERS HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE LENDER AND ANY OR ALL OF THE BORROWERS ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE BORROWERS AND THE LENDER IN CONNECTION WITH THIS AGREEMENT, ANY OTHER LOAN AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION

HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO ENTER INTO THE FINANCING TRANSACTION. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE LENDER'S ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISIONS CONTAINED IN THIS AGREEMENT, THE NOTE, ANY OF THE OTHER LOAN DOCUMENTS OR ANY OTHER DOCUMENT RELATED HERETO OR THERETO.

            9.16 CONSENT TO JURISDICTION. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT, IT IS EXPRESSLY AGREED BY ALL PARTIES HERETO THAT ANY ACTION, SUIT OR PROCEEDING IN EFFECT OF OR ARISING FROM OR OUT OF THIS AGREEMENT, ITS MAKING, VALIDITY OR PERFORMANCE, SHALL BE PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT COLUMBUS, OHIO. EACH OF THE PARTIES HERETO CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT COLUMBUS, OHIO, AND HAVING JURISDICTION OVER THE SUBJECT MATTER HEREOF.

            9.17 WARRANT OF ATTORNEY. Each of the Borrowers hereby authorizes any attorney at law to appear in any court of record in the State of Ohio or any other State or Territory of the United States, after any Obligations or Indebtedness evidenced hereby or arising hereunder, or any part thereof, becomes due, and to waive the issuance and service of process and confess judgment against it in favor of any beneficiary of this Agreement, or its assigns, for the amount then due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stays of execution. The foregoing warrant of attorney shall survive any judgment, and if any judgment be vacated for any reason, any beneficiary of this Agreement, or its assigns, nevertheless, may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against any or all of the Borrowers.

            9.18 JOINT AND SEVERAL OBLIGATIONS. All of the Obligations and Indebtedness of the Borrowers hereunder and under the Note and all of the other Loan Documents shall be and remain joint and several for all purposes.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY

WITH THE AGREEMENT OR ANY OTHER CAUSE.

                                   BORROWERS:

                                   CHECKFREE CORPORATION, a Delaware
                                   corporation

                                   By: /s/ John M. Stanton
                                       ---------------------------------
                                   Its: Vice President & Treasurer
                                       ---------------------------------

                                   CHECKFREE SOFTWARE SOLUTIONS, INC., a
                                   Georgia corporation

                                   By: /s/ John M. Stanton
                                       ---------------------------------
                                   Its:    Treasurer
                                       ---------------------------------

                                   CHECKFREE SERVICES CORPORATION, a
                                   Delaware corporation

                                   By: /s/ John M. Stanton
                                       ---------------------------------
                                   Its:    Treasurer
                                       ---------------------------------

                                   SECURITY APL, INC., an Illinois corporation

                                   By: /s/ John M. Stanton
                                       ---------------------------------
                                   Its:    Treasurer
                                       ---------------------------------

                                   SERVANTIS SYSTEMS, INC., a Georgia
                                   corporation


                                   By: /s/ John M. Stanton
                                      ---------------------------------

                                   Its: Treasurer
                                       --------------------------------


                                   SERVANTIS SERVICES, INC., a Georgia
                                   corporation


                                   By: /s/ John M. Stanton
                                      ---------------------------------

                                   Its: Treasurer
                                       --------------------------------


                                   LENDER:


                                   KEYBANK NATIONAL ASSOCIATION, a
                                   national banking association


                                   By: /s/ Donald G. Bechman
                                      ---------------------------------

                                   Its: Vice President
                                       --------------------------------